As filed with the Securities and Exchange Commission
                                on April 27, 2000

                            Registration No. 33-19718


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 20

                                       TO

                                    FORM S-6

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              (Exact Name of Trust)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677

                            (319) 352-4090, ext. 2157
                (Name, Address and Telephone Number of Depositor)

                     Name and complete address of agent for service:

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2000 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485
     |_| 75 days after filing  pursuant to paragraph  (a)(ii)
     |_| on pursuant to paragraph (a)(ii) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

CUNA MUTUAL LIFE INSURANCE COMPANY                                    PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677-9202
(319) 352-4090        (800) 798-5500                                 MAY 1, 2000
--------------------------------------------------------------------------------


This Prospectus describes the MEMBERS(R) Variable Universal Life Policy ("Policy") an individual flexible premium variable universal life insurance policy issued by CUNA Mutual Life Variable Account ("Separate Account") and CUNA Mutual Life Insurance Company ("Company").

The Company designed the Policy to provide insurance for the entire life of the insured as well as an investment element. The Policy's flexibility allows you to provide for changing insurance needs under a single insurance policy. You, as the owner of a Policy, may make the following choices:

(1)   The amount of insurance you desire.

(2)   The size and frequency of premium payments.

(3) How you want your premiums allocated. You may allocate premiums to one or more of the Subaccounts of the Separate Account which in turn invest in one or more of the following Funds:


         -  Ultra Series Fund
                  -  Money Market Fund
                  -  Treasury 2000 Fund
                  -  Bond Fund
                  -  Balanced Fund
                  -  Growth and Income Stock Fund
                  -  Capital Appreciation Stock Fund

         -  T. Rowe Price International Series, Inc.
                  -  International Stock Portfolio

         -  MFS(R) Variable Insurance Trust(SM) ("MFS Variable Insurance Trust")
                  -  MFS(R)  Global  Governments   Series(SM)  ("MFS  Global
                     Governments  Series")
                  - MFS(R) Emerging Growth Series(SM) ("MFS Emerging Growth Series")


You may also choose to allocate all or a portion of premium to the Interest Bearing Account, an account held in the general account of the Company. The Company guarantees the principal held within the Interest Bearing Account and will pay interest of at least 4% annually. At its discretion, the Company may pay a higher rate.

(4)   Which death benefit you desire:
         Option 1 is equal to the  Specified  Amount  (or Face  Amount)  of your
         Policy
         Option 2 is equal to the Specified Amount plus the Accumulated Value of your Policy

It may not be advantageous to replace existing insurance with the Policy described in this Prospectus. In addition, a person who currently owns a flexible premium life insurance policy should compare the benefit and cost of purchasing additional life insurance under the existing policy with the benefits and cost of purchasing the Policy described in this Prospectus. Since the charges imposed upon surrender or Lapse during the first nine policy years will be significant, purchase a Policy only if you have the financial capability to keep it In Force for a substantial period.

Please read this prospectus carefully and keep it for future reference. A current prospectus for the Funds must accompany this prospectus.

Unlike credit union and bank accounts, policy value invested in the Separate Account is not insured. Investment in the Separate Account involves certain risks including loss of purchase payment (principal). Your money will not be deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                           PAGE

SUMMARY OF THE POLICY........................................................1

INDEX OF TERMS...............................................................3

THE POLICY...................................................................5

   PREMIUMS..................................................................5
     Applying for a Policy...................................................5
     Flexibility of Premiums.................................................5
     Minimum Death Benefit Guarantee.........................................5
     Target Premium..........................................................5
     Net Premiums............................................................5
   PREMIUMS TO PREVENT LAPSE.................................................5
     Grace Period............................................................5
     Lapse...................................................................5
     No-Lapse Guarantee......................................................5
     Reinstatement...........................................................6
   ALLOCATION OF NET PREMIUMS................................................6
     Dollar Cost Averaging...................................................6
   ULTRA SERIES FUND.........................................................7
   T. ROWE PRICE INTERNATIONAL SERIES, INC...................................7
   MFS VARIABLE INSURANCE TRUST..............................................8
   RESOLVING MATERIAL CONFLICTS..............................................8
   INTEREST BEARING ACCOUNT..................................................9
   CHARGES AND DEDUCTIONS....................................................9
     Fund Changes............................................................9
     State Premium Taxes.....................................................9
     Monthly Deduction.......................................................9
     Mortality and Expense Risk Charge......................................10
     Contingent Deferred Sales and Administrative Charges...................10
     Partial Surrender......................................................12
     Transfer Fee...........................................................12
     Federal and State Income Taxes.........................................12
     Duplicate Policy Charge................................................12
     Change of Specified Amount Charge......................................12
   POLICY VALUES............................................................12
     Accumulated Value......................................................12
     Cash Value.............................................................13
     Net Cash Value.........................................................13
     Unit Value Guarantee...................................................13
   POLICY BENEFITS..........................................................13
     Death Proceeds.........................................................13
     Minimum Death Benefit Guarantee........................................14
     Surrender Proceeds.....................................................14
     Maturity Proceeds......................................................15
     Payment of Proceeds/Settlement Options.................................15
   OTHER POLICY BENEFITS AND PROVISIONS.....................................16
     Conditions for Policy Issue............................................16
     Issue Date.............................................................16
     Owner, Beneficiary.....................................................16
     Incontestability.......................................................17
     Right-to-Examine Period................................................17
     Policy Loans...........................................................18
     Transfer of Values.....................................................18
     Change of Allocations..................................................19
     Change of Death Benefit Option.........................................19
     Change of Specified Amount.............................................20
     Conversion/Exchange of Policy..........................................21
     Transfer of Ownership..................................................21
     Collateral Assignments.................................................21

     Effect of Misstatement of Age or Sex...................................21
     Suicide................................................................21
     Dividends..............................................................22
     Suspension of Payments.................................................22
     Accelerated Benefit Option.............................................22
   RIDERS...................................................................23
     Children's Insurance...................................................23
     Guaranteed Insurability................................................23
     Accidental Death Benefit...............................................23
     Automatic Increase.....................................................23
     Other Insured..........................................................23
     Term Insurance.........................................................24
     Disability Waiver of Monthly Deductions................................24
     Waiver of Premium and Monthly Deduction Disability Benefit.............24
     Executive Benefits Plan Endorsement....................................24

THE COMPANY.................................................................24

THE SEPARATE ACCOUNT........................................................25

FEDERAL INCOME TAX CONSIDERATIONS...........................................25

   TAX STATUS OF THE POLICY.................................................26
   TAX TREATMENT OF POLICY BENEFITS.........................................26
   SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS.......................27
   BUSINESS USES OF THE POLICY..............................................27
   POSSIBLE TAX LAW CHANGES.................................................28
   THE COMPANY'S TAXES......................................................28

CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS.........28

ADDITIONAL INFORMATION......................................................30

   STATE REGULATION.........................................................30
   LEGAL PROCEEDINGS........................................................30
   INDEPENDENT AUDITORS.....................................................30
   ACTUARIAL MATTERS........................................................30
   REGISTRATION STATEMENT...................................................30
   DISTRIBUTION OF POLICIES.................................................30
   UNISEX POLICIES..........................................................31

FINANCIAL STATEMENTS........................................................31

APPENDIX A  ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS...............76

APPENDIX B  FIRST YEAR CONTINGENT DEFERRED CHARGES PER
 $1,000 OF SPECIFIED AMOUNT.................................................86

APPENDIX C  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000
 OF SPECIFIED AMOUNT UNISEX.................................................88

APPENDIX D  DEATH BENEFIT RATIO.............................................89

                              SUMMARY OF THE POLICY

You should read the following summary of the Policy in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is In Force, and there is no outstanding Policy loan.

The Owner has flexibility, within limitations, to determine the frequency and amount of premiums. (See Premiums - Flexibility of Premiums). The Policy does not require the Owner to follow a fixed premium payment schedule. The Company does not guarantee the amount and/or duration of the life insurance coverage and value of the Policy, and the value may increase or decrease to reflect the investment performance of the applicable Subaccounts. Accordingly, the Owner bears the investment risk of any decrease, but reaps the benefit of any increase in the value of the underlying assets.


As long as the Policy remains In Force, the Policy will provide for death proceeds payable to the Beneficiary upon the Insured's death, Accumulated Value, surrender rights, and Policy loan privileges. The Policy will remain In Force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy, otherwise, after a grace period, the Policy will Lapse without value. (See Premiums to Prevent Lapse, Grace Period, Lapse, No-Lapse Guarantee, and Reinstatement). However, the Company guarantees that the Policy will remain In Force during the first three Policy Years as long as the Owner meets certain requirements related to the required minimum premium during those years. If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See Tax Status of the Policy). The minimum Specified Amount for which the Company normally will issue a Policy is $50,000 ($10,000 for Issue Ages 65 and over).


Purpose of the Policy. The Policy is designed to provide lifetime insurance benefits and long-term investment of Accumulated Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as his or her needs for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

Cancellation Privilege. For a limited time after the Policy is issued, the Owner may cancel the Policy and receive a refund. This refund will equal Accumulated Value on the date the Company receives the returned Policy, plus any charges the Company deducted, minus any Policy Indebtedness. A refund will equal the exact amount of premiums paid if required by applicable state law. (See Other Policy Benefits and Provisions - Right-to-Examine Period).

Premiums. The policy requires an initial premium. After the initial premium, the Owner may select an annual premium plan, and pay premiums in accordance with a schedule. The Owner may vary the amount and frequency and skip planned annual payments. (See Premiums - Flexibility of Premiums).


The initial premium and the minimum premium depend on the Insured's age, sex, and risk class, Specified Amount selected, and any supplemental riders. The Owner may pay premiums after the initial premium at any time while the Policy is In Force, within limits. (See Premiums - Flexibility of Premiums). The Owner may then allocate Net Premiums to the Subaccounts and the Interest Bearing Account.


Charges and Expenses

State Taxes. The Company deducts a charge from premium payments to cover state taxes. The charge deducted is equal to the actual amount of Premium Tax (or tax in lieu of Premium Tax) in the Owner's state of residence. (See Charges and Deductions - State Premium Taxes).

Monthly Deductions. The Monthly Deductions are deducted from Net Cash Value (or, in limited circumstances, the Deferred Charges Account) on each Monthly Day. The Monthly Deductions equal the sum of

         (1) a cost of insurance charge,
         (2) the  cost  of  additional  insurance  riders  and benefits, if any,
         (3) a policy fee of $3 per month for Policies with Issue Ages 0-19 and $6 per month for all remaining Policies, and
         (4) an administrative fee which equals $.45 per thousand dollars of Specified Amount per year.

The administrative fee is assessed only during the first 10 Policy years, or on an increase in Specified Amount, during the first 10 years after the increase. (See Charges and Deductions - Monthly Deduction).

Daily Charges. The Company assesses mortality and expense risk charges against net assets (whether held in the Subaccounts and/or Interest Bearing Account) equal on an annual basis to .9% of the average daily net assets. (See Charges and Deductions - Mortality and Expense Risk Charge).


Fund Expenses. The Fund prospectuses describe the Fund expenses in detail. The table below summarizes the annual Fund expenses (as a percentage of average net assets) for the year ended December 31, 1999.



                                                      Management     Other          Total Annual Fund
                                                        Fees       Expenses              Expenses
Money Market Fund                                       0.45%        0.01%                 0.46%
Treasury 2000                                           0.45%        0.00%                 0.45%
Bond Fund                                               0.55%        0.01%                 0.56%
Balanced Fund                                           0.70%        0.01%                 0.71%
Growth and Income Stock Fund                            0.60%        0.01%                 0.61%
Capital Appreciation Stock Fund                         0.80%        0.01%                 0.81%
T. Rowe Price International Stock Portfolio(1)          1.05%        0.00%                 1.05%
MFS Global Governments Series                           0.75%        0.30%(2)(3)           1.05%
MFS Emerging Growth Series                              0.75%        0.09%(2)              0.84%

(1)  Management fees include operating expenses.

(2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.83% for Emerging Growth Series and 0.90% for Global Governments Series.

(3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Global Government Series.




Partial Surrender Charge. On each partial surrender, the Company may assess a charge equal to the lesser of $25 or 2% of the amount surrendered. These fees are currently waived by the Company.

Contingent Deferred Charges. The Company assesses contingent deferred sales and administrative charges upon full surrender of the Policy during the first 10 Policy years. The charges vary by the age of Insured at issue, sex, and smoking status. In no instance will the charges exceed 30% of the lesser of premiums paid or the guideline annual premium of the Policy. (See Charges and Deductions
- Contingent Deferred Sales and Administrative Charges; and Appendix B).

Transfer Fee. After the fourth transfer in a Policy year, an Owner may be charged $20 per transfer for Accumulated Value transferred between and among the Subaccounts and the Interest Bearing Account. (See Charges and Deductions - Transfer Fee). These fees are currently waived by the Company.


Change of Specified Amount Charge. The Company will assess a $50 charge for each change of Specified Amount after the first request in a Policy year. (See Other Policy Benefits and Provisions - Change of Specified Amount).


Policy Benefits. Two death benefit options are available under the Policy: a level death benefit ("Option 1") and a death benefit that may increase or decrease ("Option 2"). (See Death Benefit Options page 13). The Owner may change the death benefit option and the Specified Amount. Death Proceeds are available as a lump sum or under a variety of settlement options. (See Policy Benefits - Death Proceeds). Supplemental benefits and/or riders are available. (See Other Policy Benefits and Provisions).


The Owner may surrender the Policy in full at any time. Declining contingent deferred sales and administrative charges are deducted from the proceeds in the event of a full surrender during the first ten Policy years. (See Surrender Proceeds - Policy Surrender).

Within limits, the Owner may also make a partial surrender from the Policy and obtain a Policy loan. The Owner may make a partial surrender so long as the Specified Amount remaining is not less than $40,000 ($8,000 if Issue Age is 65 and over). The Company will assess a charge on each partial surrender. (See Surrender Proceeds - Partial Surrender). Loans may be taken from amounts up to 80% (90% for Virginia residents) of Cash Value, at an 8% interest rate compounded annually. (See Other Policy Benefits and Provisions - Policy Loans).

Transfer of Values. The Owner may transfer Accumulated Value between and among the Subaccounts and the Interest Bearing Account. The Owner may make four transfers a year without charge. (See Other Policy Benefits and Provisions - Transfer of Values).

The Separate Account. The Separate Account consists of nine Subaccounts. Each Subaccount invests in the corresponding portfolio or series of Ultra Series Fund, T. Rowe Price International Series, Inc., and the MFS Variable Insurance Trust.

The Interest Bearing Account. As an alternative to the Separate Account, the Owner may allocate or transfer all or a portion of the Accumulated Value to the Interest Bearing Account, which guarantees a specified minimum rate of return. (See Interest Bearing Account).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.


Tax Considerations. The Company anticipates that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance from tax authorities, it is uncertain whether Policies issued on a substandard basis would be considered life insurance contracts for this purpose.

Depending on the total amount of premiums that the Owner pays, the Owner's Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Partial Withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any Partial Withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% penalty tax may be imposed on Partial Withdrawals, surrenders and loans taken before the Owner reaches age 59 1/2. The Owner should consult a qualified tax adviser for assistance in all tax matters involving the Owner's Policy.


Conversion/Exchange Right. At any time within 24 months after the Issue Date, the Owner may exchange the Policy for a policy of permanent fixed benefit insurance or for any other policy that the Company may agree to issue on the life of the Insured. The Owner also may transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new policy. (See Other Policy Benefits and Provisions - Conversions/Exchange Privilege).

Owner Inquiries. If you have questions, you may write or call the Company at 2000 Heritage Way, Waverly, Iowa 50677-9202, 1-800-798-5500.

                                 INDEX OF TERMS

We have tried to use simple, clear language as much as possible in this prospectus. However, the very nature of the contract requires certain technical words or terms. We have described those terms throughout the prospectus. In addition, the following is a brief explanation of some of the terms used in the Policy.

Accumulated Value. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Age. The number of completed years from the Insured's date of birth.

Attained Age. Age of the Insured on the most recent Policy Anniversary.

Beneficiary.  Person  or  entity  named  to  receive  all or part  of the  Death
Proceeds.

Cash Value.  Accumulated Value minus Deferred Charges, but not less than zero.

CUNA  Mutual  Group.  CUNA  Mutual  Insurance  Society,   its  subsidiaries  and
affiliates, including the Company.

Death Benefit Ratio. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Proceeds. Amount to be paid if the Insured dies while the Policy is In Force.

Face Amount. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Fund. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust.

Home Office. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

In Force. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Indebtedness. Policy loans plus accrued interest on the loans.

Insured. Person whose life is insured under the Policy.

Issue Age. Age of Insured at the time the Policy was issued.

Issue Date. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

Lapse. Condition when the Insured's life is no longer insured under the Policy.

Loan Account. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

Monthly Day. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Net Asset Value. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Premiums. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

Owner (you, your). The Owner as named in the application. The Owner may be other than the Insured.

Policy Anniversary. Same day and month as the Issue Date for each year the Policy remains In Force.

Portfolio Maturity. Day upon which the Stripped Treasury Securities in a Treasury Series become payable.

Premium Tax. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

Record Date. The date the Company records the Policy on its books as an In Force Policy.

Separate Account. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

Specified Amount. The amount chosen by the Owner which is used to determine the Face Amount.

Target Premium. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.

Unit Value. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.


Valuation Day. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

                                   THE POLICY

Premiums


Applying for a Policy. To purchase a Policy, the Owner must complete an application and submit it to an authorized representative. The Owner must also pay an initial premium as further described below. The Owner must pay the Initial Premium during the lifetime of the Insured, on or before the Issue Date. All premiums after the Initial Premium must be paid to the Home Office.

Flexibility of Premiums. The Policy provides for a planned annual premium determined by the Owner. The Owner is not required to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. The Owner may pay premiums after the initial premium at any time while the Policy is In Force.


The initial premium must be at least equal to one-twelfth (1/12th) of the minimum premium.

The minimum premium is the minimum annual amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect for that time. The specifications page of the Policy will indicate the minimum premium.

The Company reserves the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, the Company will only accept that portion of the premium which would make total premiums equal the maximum. The Company will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

The Company reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the premium.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date, the Policy will not Lapse during those years. (See Policy Benefits - Minimum Death Benefit Guarantee.)

Target Premium. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.

Net Premiums. Net Premiums are premiums paid less any charge for state Premium Taxes (or taxes in lieu of Premium Taxes). The amount of this deduction varies by amount of premium and by state of residence of the Owner. (See Charges And Deductions - State Premium Taxes.)

Premiums to Prevent Lapse

Grace Period. If the Net Cash Value on any Monthly Day is less than the amount needed to pay the Monthly Deduction, and the no-lapse guarantee or minimum death benefit guarantee is not in effect, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed. To avoid the Policy lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

Lapse. If the premium due is not paid during the grace period, the Policy will Lapse without value. If the Insured dies during the grace period, the overdue charges will be deducted from the Death Proceeds.

No-Lapse Guarantee. If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.) Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted. (See Charges And Deductions - Monthly Deduction.)

Reinstatement. The Owner may ask to have a Lapsed Policy reinstated. The Company will make reinstatement based upon the original terms of the Policy if the following conditions are met:

     - the Owner requests the Company to reinstate the Policy within five years after the end of the grace period;

     -    the request is in writing;

     - satisfactory evidence of insurability is provided to the Company (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy);

     - payment of an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses,

     - the Owner pays the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective; and


     - if Lapse occurs during the twelve months following the Issue or an Increase, the Owner pays an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

The reinstatement will become effective immediately upon the Company's approval of the reinstatement. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charges on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.


Allocation of Net Premiums

All Net Premiums are allocated among the Subaccounts and the Interest Bearing Account. The Owner determines what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. Any allocation to a Subaccount or the Interest Bearing Account must be at least 5% of amount applied and only whole percentages are permitted.

Allocation of initial premium payments will be handled as follows:

If the initial premium is received before the Record Date, it is held in the Company's general account. If a Policy is subsequently issued, interest is credited on the net initial premium (initial premium less charge for State Premium Tax) at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit interest at a rate in excess of 4%. On the first Valuation Day following the Record Date, this Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. (See Charges And Deductions - Monthly Deduction and Contingent Deferred Sales and Administrative Charges.) These allocation percentages apply to future Net Premiums until the allocation is changed by the Owner. (See Other Policy Benefits and Provisions - Change of Allocations.)

Dollar Cost Averaging. Through the dollar cost averaging program, an Owner may purchase units of the Subaccounts at regular intervals in fixed dollar amounts. The fixed dollar amount will purchase more units when the value of a Subaccount is low and fewer units when the value of a Subaccount is high. Over time, the cost per unit averages out to be not as high as if all purchases had been made at the highest cost and not as low as if all purchases had been made at the lowest cost. Dollar cost averaging reduces the risk of making purchases only when prices are high. It does not assure profit or protect against loss in declining markets. Owners interested in the dollar cost averaging program should consider their ability to maintain steady purchases at times when prices are low.

The dollar cost averaging request form permits an Owner to make transfers each month from the Money Market Subaccount to any other Subaccount and to the Interest Bearing Account. The minimum transfer is $200 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be in whole percentages. The transfer is made on the 20th day of each month if that day is a Valuation Day. If the 20th is not a Valuation Day, the transfer will be made on the next Valuation Day. Once elected, dollar cost averaging remains in effect until the earliest of: (1) the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by written notice or by telephone or fax if the Company has the Owner's telephone and fax authorization form on file); or (3) for three successive months, the amount in the Money Market Subaccount has been insufficient to implement the dollar cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar cost averaging is no longer in effect. There is no additional charge for using dollar cost averaging. The Company reserves the right to discontinue offering the dollar cost averaging facility at any time and for any reason.

The Separate Account invests in shares of open-end management investment companies of the series type with one or more investment portfolios or series. Each investment company is registered with the Securities and Exchange Commission ("SEC").


The Separate Account invests in Class Z shares of the Ultra Series Fund. The Separate Account, CUNA Mutual Group qualified retirement plans, and two other separate accounts of the Company are shareholders of the Ultra Series Fund. Other Separate Accounts of the Company or separate accounts of other affiliated and unaffiliated life insurance companies and qualified retirement plans may also invest in the Ultra Series Fund. The Separate Account also invests in shares of the MFS Variable Insurance Trust and the T. Rowe Price International Series, Inc. (See The Separate Account.)


The paragraphs below summarize the investment objectives and policies of each Fund. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which follow this prospectus. Please read these prospectuses carefully and retain them for future reference.

Ultra Series Fund

The Ultra Series Fund is a fund with classes of shares within each of seven investment portfolios. CIMCO Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.
Currently, the Ultra Series Fund offers six Funds as investment options under the Policies.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Treasury 2000 Fund. The investment objective of this Fund is to provide safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities. The Stripped Treasury Securities held by this Fund mature November 15, 2000. Sometime between May 1, 2000 and November 15, 2000, the securities held by the Fund will be liquidated. Sometime after the liquidation, the Fund will no longer accept investments and will cease operations. Please see the Fund prospectus for more details.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks a long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.


T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. ("RPFI") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

MFS Variable Insurance Trust

MFS Global  Governments  Series.  This Fund seeks to provide  income and capital
appreciation  through  investments   primarily  in  debt  obligations  and  also
corporate bonds and mortgage-backed and assets-backed securities.

MFS Emerging Growth Series. This Fund seeks long-term growth of capital through investments primarily in common stocks and related securities of emerging growth companies.

Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds. The Separate Account purchases shares of the T. Rowe Price International Stock Portfolio, MFS Global Governments Series, and MFS Emerging Growth Series in accordance with separate participation agreements between the Company and T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust, as appropriate. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Policy value to the Subaccount investing in that Fund.


The Company has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.


Resolving Material Conflicts

Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Variable Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Addition, Deletion or Substitution of Investments. The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the Investment Company Act of 1940 ("1940 Act") or other applicable law, the Company will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If an Owner objects to the change, the Owner may exchange the Policy for a fixed benefit whole life insurance policy then issued by the Company. The new policy will be subject to normal underwriting rules and other conditions determined by the Company. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to the Owner of the investment policy change. The Owner may also Surrender the Policy. (See Policy Benefits - Surrender Proceeds.)

If the Company considers it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Interest Bearing Account

The Interest Bearing Account is an investment option under the Policy. Under this option, premiums may be allocated and values transferred to the general account of the Company. Assets attributable to the Interest Bearing Account are subject to the claims of the Company's general creditors. Net premiums allocated and values transferred to the Interest Bearing Account will earn interest at a rate of no less than 4% annually, with the Company crediting a higher rate solely at its discretion. (See Other Policy Benefits and Provisions - Transfer of Values.)

Charges and Deductions

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus. Charges and deductions for state Premium Taxes and charges against the Separate Account and the Interest Bearing Account are described below.


State Premium Taxes. The Company makes a deduction from premiums for Premium Taxes (or taxes in lieu of Premium Taxes) charged by the Owner's state of residence. The Company determines the Owner's state of residence by his or her mailing address as shown on Company records. The initial percentage of reduction for state taxes is shown on the specifications page of the Policy.


Monthly Deduction. The Monthly Deduction due on each Monthly Day will be the sum of:

         - the Cost of Insurance for that month; plus

         - the monthly Policy fee; plus

         - the monthly administrative fee; plus

         - the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance. The Company will determine a Cost of Insurance rate to be used on each Monthly Day. The Cost of Insurance rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. Cost of Insurance rate charges will depend on the Company's expectations as to future mortality experience. The monthly Cost of Insurance rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.


The Cost of Insurance is determined by multiplying the Cost of Insurance rate by the net amount at risk for a Policy. Under death benefit option 2, the net amount at risk is always the Specified Amount. Under death benefit option 1, the net amount at risk is the Specified Amount less the Accumulated Value. For a Policy where there has been an increase in the Specified Amount, the Cost of Insurance rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a net amount at risk associated with the initial Specified Amount and the increase. The net amount at risk for the initial Specified Amount is multiplied by the Cost of Insurance rate for the initial Specified Amount to determine the Cost of Insurance charge for the initial Specified Amount and the net amount at risk for the increase is multiplied by the Cost of Insurance rate for the increase to determine the Cost of Insurance for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.


Monthly Policy Fee. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.


Mortality and Expense Risk Charge. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense will be greater than that expected by the Company. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies or for any other lawful purpose.

Contingent Deferred Sales and Administrative Charges. To reimburse the Company for sales expenses and Policy issue expenses, the Company deducts contingent deferred sales and administrative charges ("Deferred Charges") from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.


The Deferred Charges vary by the Age of Insured , sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Company will use the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial surrender of the Policy.

The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

        Beginning                      Percentage of
       Policy Year              Deferred Charges Remaining
       -----------              --------------------------
           2                               95%
           3                               90%
           4                               85%
           5                               75%
           6                               65%
           7                               50%
           8                               35%
           9                               20%
          10+                               0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

     -    to pay surrender charges upon full surrender of the Policy;

     - to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

     - to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year.


Partial Surrender. If a Partial Surrender is made, the Company will not deduct any Contingent Deferred Sales or Administrative Charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. These fees are currently waived by the Company.

Transfer Fee. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. (See Other Policy Benefits and Provisions - Transfer of Values.) These fees are currently waived by the Company.


Federal and State Income Taxes. Other than Premium Taxes (and taxes in lieu of Premium Taxes), no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

Change of Specified Amount Charge. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year.

Policy Values

Accumulated Value. The Accumulated Value of the Policy is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's general account into which is transferred an amount equal to any Policy loans. (See Other Policy Benefits and Provisions - Policy Loans.) The Deferred Charges Account is part of the Company's general account in which Policy values are held in support of the deferred sales and administrative charges. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Accumulated Value will increase whenever there is:
     - an investment gain in any Subaccount;
     - interest credited to the Policy for amounts held in the Deferred Charges Account and/or Interest Bearing Account;
     - interest credited to the Policy for any loan amounts held in the Loan Account;
     - additional premium paid; or
     - Policy dividends paid into the Subaccounts.

Accumulated Value will decrease whenever there is:
     - an investment loss in any Subaccount;
     - a Monthly Deduction;
     - a partial surrender; or
     - a charge made for  reallocating Net Cash Value between the Subaccounts or
       between  the  Interest   Bearing  Account  and   Subaccounts.  The amount
       reallocated would be reduced by the amount of the transfer charge.

Accumulated Value will neither increase nor decrease when:
     - a Policy loan is either disbursed or repaid; or
     - amounts are transferred between any Subaccount and either the Deferred Charges Account or the Loan Account, or when amounts are transferred among the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

The Owner may, at any time, surrender or partially surrender the Policy for some or all of its Net Cash Value (Accumulated Value less Deferred Charges and Indebtedness). In addition, the Owner can borrow at any time up to 80% (90% for Virginia residents) of the Policy's Cash Value (Accumulated Value less current Deferred Charges). The written consent of all assignees and Irrevocable Beneficiaries, if any, must be furnished before the Company will release either loan or surrender proceeds.

The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Fund, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fee and other expenses incurred by the Fund.


The Unit Value of each Subaccount (other than the Treasury 2000 Subaccount) was originally set at $10 for the first Valuation Period. The Unit Value of the Treasury 2000 Subaccount was originally set at $3.62 per unit. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.


Cash Value. The Cash Value at any time is equal to the Accumulated Value less any Deferred Charges which would be applicable if the Policy were surrendered at that time. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Net Cash Value. The Net Cash Value at any time is equal to the Cash Value less any Policy Indebtedness. (See Other Policy Benefits and Provisions - Policy Loans.) This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy (see Policy Benefits - Surrender Proceeds) or when the Policy matures (see Policy Benefits - Maturity Proceeds).

Unit Value Guarantee. The Company guarantees the payment of at least $10 per unit of a Subaccount which invests in a treasury series if the units are held to Portfolio Maturity. The Stripped Treasury Securities held by the Treasury 2000 Series become payable on (have a Portfolio Maturity date of) November 15, 2000. The Company does not guarantee the Unit Value of any units redeemed prior to Portfolio Maturity. Any such unit will be redeemed at a price based on the then current Net Asset Value, which may be more or less than the purchase price or the price at Portfolio Maturity. Taking a Monthly Deduction and transferring value from a Subaccount investing in a treasury series will force a redemption and thus void the Unit Value Guarantee on those units. The Company reserves the right to discontinue offering units of a Subaccount investing in a treasury series if shares from that series become unavailable prior to the maturity of the Stripped Treasury Securities in that series or, if in the judgment of the Company's Board of Directors, further investment in such units is no longer deemed to be in the best interest of policies generally within the class represented by the Policy. When the Treasury 2000 Series portfolio matures, the Company will give written notice to current Owners of units of the Treasury 2000 Subaccount. Owners may transfer Treasury Unit Values to any other Subaccount or to the Interest Bearing Account. In the absence of a selection by the Owner upon maturity, value in the Treasury 2000 Subaccount will be transferred to the Money Market Subaccount.

Policy Benefits

Death Proceeds

Payment of Death Proceeds. When the Company receives proof of the Insured's death in writing on a form satisfactory to the Company, the Company will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, The Company will pay the Death Proceeds to the Owner, if living, or to the Owner's estate.

The Company will pay Death Proceeds payable to an estate in one sum. The Company will pay Death Proceeds payable to other beneficiaries in one sum unless another settlement option is selected. If the Owner, Beneficiary, or payee is not a natural person, any Death Proceeds due will be applied only under settlement options consented to by the Company.

Interest will accumulate from the Insured's date of death until a lump sum payment is made or until a settlement option is effective. Each year the Company determines the interest rate. The rate will not be less than 3.5% per year.

During the Insured's lifetime, the Owner may direct that the Company pay the Death Proceeds under one of the settlement options. The Company must receive the written consent of all Irrevocable Beneficiaries prior to the selection. After the Insured's death, if the Owner did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option. (See Other Policy Benefits and Provisions - Payment of Proceeds/Settlement Options.)

An accelerated payment of a portion of the eligible death benefit may be elected if the Insured is terminally ill. (See Other Policy Provisions, Definitions - Accelerated Benefit Option.)

Death Benefit Options 1 and 2. The Owner may select one of two death benefit options. The Owner's selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

         - the Face Amount on the date of death; plus

         - any premiums received after date of death; minus

         - Policy Indebtedness.

The Face Amount, however, differs under the two death benefit options.

Under Death Benefit Option 1, the Face Amount is the greater of:

         - The Specified Amount, or

         - The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Under Death Benefit Option 2, the Face Amount is the greater of:

         - The Specified Amount plus the Accumulated Value on the date of death, or

         - The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix D. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

The Owner may change from one death benefit option to the other. (See Other Policy Benefits and Provisions - Change of Death Benefit Option.)

Minimum Death Benefit Guarantee

The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In Force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when the Owner requests the following: increase or decrease in the Specified Amount, change in the death benefit option, or adds or deletes riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. Notice of this loss will be mailed to the Owner, after which the Owner has 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60-day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction during the first nine Policy years. (See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.) During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived. (See Charges and Deductions - Monthly Deduction.)

Surrender Proceeds

Policy Surrender. The Owner may Surrender the Policy for its Net Cash Value. The Owner must obtain the written consent of all assignees or Irrevocable Beneficiaries prior to any partial or total surrender. The Company may require the return of the Policy.

The surrender date of the Policy is the date the Company receives a written request for surrender at the Home Office in a form satisfactory to the Company and containing all necessary signatures. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance will terminate as of the surrender date.

To reimburse the Company for sales expenses and Policy expenses incurred at issue, contingent deferred sales and administrative charges will be deducted from the proceeds in the event of a complete surrender of the Policy during the first nine Policy years. (See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.)


Partial Surrender. The Owner may also surrender a portion of the Policy for an amount less than the full Net Cash Value. The effective date of such partial surrender will be the date the partial surrender request is received at the Home Office. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial surrender, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. The Owner may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the surrender is to be made. If no specification is made, the Company will withdraw the surrendered amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If there are insufficient values to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on values in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis unless otherwise directed by the Owner. No partial surrender will be allowed if the Specified Amount remaining would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) This partial surrender fee is currently waived by the Company.

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or option 2, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2.

If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Payment will be made within seven days of the surrender or partial surrender date unless a suspension of payments is in effect. (See Other Policy Benefits and Provisions - Suspension of Payments.) (For information on possible tax effects of partial surrenders, see Tax Treatment Of Policy Proceeds.)


Maturity Proceeds

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and the Owner will receive maturity proceeds equal to the Net Cash Value as of that date.

Payment of Proceeds/Settlement Options

Settlement options other than lump sum payments are available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. (See Policy Benefits - Death Proceeds and Payment of Proceeds/Settlement Options.) Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. The four available settlement options are as follows:

     1) Interest Option. The Policy proceeds may be left at interest with the Company during the lifetime of the payee. The interest rate is determined each year by the Company. It is guaranteed to be not less than the settlement option rate of interest shown on the specifications page contained in the Policy.

The payee may choose to receive interest payments either once a year or once a month unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

     2) Installment Option. The proceeds may be left with the Company to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest the Company guarantees to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by the Company.

The  payee  may  withdraw  the  present  value  of  any   remaining   guaranteed
installments, but only if this right was given at the time the option was selected.

     3) Life Income - Guaranteed Period Certain. The proceeds may be left with the Company to provide monthly installments for as long as the original payee lives. A guaranteed period may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

Guaranteed periods which may be selected are:

         - 10 years.

         - 20 years.

         - A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option.

It is also possible to take the life income without a guaranteed period. In such case, the monthly installment amount will depend on the Age and sex of the original payee on the date of the first payment.

Dividends, if any, will be payable as determined by the Company.

     4) Joint and Survivor Life. The proceeds may be left with the Company to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

The minimum amount that can be applied under settlement options 2, 3 and 4 is that amount which will provide monthly installments of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.

The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

The Company may, at its option, provide for additional settlement options or delete any of the settlement options described above. Monthly installment amounts for settlement options selected for use in conjunction with unisex Policies will not be based on the sex of the Insured.

OTHER POLICY BENEFITS AND PROVISIONS

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement. (For limits on Specified Amount and factors considered in determining the Cost of Insurance rate for Policies sold to employee benefit plans, see Unisex Policies.)

Issue Date

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Owner, Beneficiary

The Owner is named in the application. The Owner may be other than the Insured.

One or more Beneficiaries may be named in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless the Owner directs otherwise. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.

The Owner may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained prior to such change. To make a change, the Owner must provide the Company with a written request satisfactory to the Company. The request will not be effective until the Company records it. After the request is recorded, it will take effect as of the date the Owner signed the request. The Company will not be responsible for any payment or other action it takes before it records the request. The Company may require the Policy be returned for endorsement of the Beneficiary change.

Incontestability

The incontestability provision in the Policy, which prevents the Company from denying coverage for misrepresentation after the Policy has been In Force for two years, applies only to the initial Specified Amount designated in the application. The incontestability period for any amount over and above the initial Specified Amount is governed by its own two-year incontestability period to which such additional amount is attributable.

While the Policy is contestable, the Company may rescind the policy (to treat the Policy as though it had never been issued) or defend a claim only on the basis of a material misrepresentation in the application. A misrepresentation is material if, on the basis of correct and complete information in the application, the Company would have:

         - declined the application;

         - issued the Policy at a higher premium; or,

         - issued the Policy on some other basis than applied for.

If a Policy is reinstated, it is incontestable after it has been In Force during the Insured's lifetime for two years from the date of reinstatement. This contestable period applies only to statements made in the application for reinstatement.

If the Policy is rescinded pursuant to the incontestability or suicide provisions of the Policy, rescission proceeds payable to the Owner shall be equal to:

         - charges deducted for state Premium Taxes (or taxes in lieu of Premium Taxes); plus

         - the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; plus

         - the Accumulated Value on the date the refund is calculated; minus

         - Indebtedness.

Right-to-Examine Period

The Owner may cancel the Policy before the latest of the following three events:

         - 45 days after the date of the application;

         - 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

         - 20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

         - All charges for state taxes deducted from premiums; plus

         - Total amount of Monthly Deductions; plus

         - Any other charges taken from the accumulated value; plus

         - The Accumulated Value on the date the Company received the returned Policy; minus

         - Any Policy indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.


If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a right-to-examine period, with respect to the increase. The Owner may request a cancellation of the increase during the right-to-examine period. The Owner will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase. (See Other Policy Benefits and Provisions - Change of Specified Amount.)


Policy Loans

Application For Loan. The Owner can borrow up to 80% (90% for Virginia residents) of the Policy's Cash Value. The Owner must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the Policy loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payment is in effect. (See Other Policy Provisions - Suspension of Payments.)

An amount equal to the loan will be withdrawn from the Subaccounts and/or Interest Bearing Account and transferred to the Loan Account until the loan is repaid. The Subaccounts and/or Interest Bearing Account subject to the withdrawal may be specified by the Owner. If no specification is made, the loan amount will be withdrawn in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If the Owner makes a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as the Owner specified, the loan amount will be withdrawn from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Policy Loan Interest. Interest is payable on Policy loans at 8% compounded annually. This rate is subject to change by the Company.

Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

Policy values transferred to the Loan Account to secure Policy loans earn interest at the rate of 6% compounded annually.

Repayment of Policy Loans. Any Indebtedness may be repaid while the Policy is In Force before the death of the Insured or before surrender. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and Interest Bearing Account in the same manner as premiums are allocated.

Transfer of Values

The Owner may transfer Accumulated Value from certain Subaccounts to other Subaccounts and to the Interest Bearing Account. A transfer may be requested in writing or by an authorized telephone transaction. A written request to transfer amounts must be made on a form satisfactory to the Company and contain the original signature of the Owner. The written request will take effect on the day the written notice is received at the Home Office.

Transfers from a Subaccount to another Subaccount or to the Interest Bearing Account may be made at any time. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be in whole percentages.

An Owner may make transfers from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary.


The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. This fee is currently being waived by the Company.

An Owner's telephone or fax request to transfer amounts will be honored pursuant to a valid telephone and fax authorization on file at the Home Office. An Owner may change the telephone and fax authorization or may request that it be terminated. The change or termination is effective when received in the Home Office.


The Company will exercise reasonable care to prevent unauthorized telephone transactions. For example, the Company will:

         - record calls requesting transfers;
         - ask the caller questions in an attempt to determine if the caller is the Owner;
         - transfer funds only to other Subaccounts and to the Interest Bearing Account; and
         - send a written  confirmation of each transfer.

If the Company uses reasonable procedures and believes the instructions to be genuine, the Owner is at risk of loss if someone gives unauthorized or fraudulent information to the Company.

A request to transfer amounts from one or more Subaccounts to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received prior to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, will take effect on the day the request is received. Transfer requests received after that time will be processed the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

An Owner who is unable to contact the Company by telephone must submit the transfer request in writing. An Owner is more likely to experience difficulty in contacting the Company by telephone during periods of unusual economic or market changes.


The Company reserves the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event the Company discontinues this privilege, it will send written notice to all Owners who have current and valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by the Company.


The Company further reserves the right to restrict the ability to transfer amounts among Subaccounts and/or the Interest Bearing Account if the Company feels such action is necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.

Change of Allocations


The Owner may request a change in the allocation of future Net Premiums in writing or by telephone. (See Allocation of Net Premiums.) The Owner may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. (See Charges And Deductions
- Monthly Deduction.) Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 5% of Net Premiums and only whole percentages are allowed.


Allocation changes requested by telephone or fax will be followed only if the Owner has a telephone or fax authorization on file at the Home Office. (See Other Policy Benefits and Provisions - Transfer of Values.)

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

Change of Death Benefit Option

The Owner may change the death benefit option. The change will become effective on the first Monthly Day after a written request satisfactory to the Company is received at the Home Office. The Company reserves the right to require evidence of insurability as a condition to change the death benefit option.

If the change is from death benefit option 1 to death benefit option 2, the Specified Amount will be reduced by the amount of the Accumulated Value on the effective date of the change. This change will not alter the amount of the Policy's death benefit at the time of the change, but will affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies. (See Policy Benefits - Death Proceeds.) No change from death benefit option 1 to death benefit option 2 will be allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.)

If the change is from death benefit option 2 to death benefit option 1, the Specified Amount will be increased by the amount of the Accumulated Value on the effective date of the change. This change does not alter the amount of the
Policy's Face Amount at the time of the change, but will affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.

The insurance goals of the Owner determine the appropriate death benefit option. Owners who prefer to have favorable investment results and greater than scheduled premiums show up partly in the form of an increased death benefit should choose death benefit option 2. Owners who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2, unless the Face Amount derived from application of the Death Benefit Ratio applies.

Change of Specified Amount

The Specified Amount may be changed at any time after the first Policy year. If more than one change is requested per policy year, the Company will charge $50 for each request after the first request. Changes must be requested in writing and are subject to the conditions below:


Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) The decrease will become effective on the same Monthly Day or the following day the request is received at the Home Office. For purposes of determining the Cost of Insurance, the decrease will be applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. Such a decrease does not result in reduced Deferred Charges.

Increases. A supplemental application must be filed, and the Owner must provide the evidence of insurability satisfactory to the Company. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase. These provisions are described on page 17.


When an increase in Specified Amount occurs, the Owner will be given a right-to-examine and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount (See Other Policy Benefits and Provisions - Conversion/Exchange of Policy), the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

If the Specified Amount is increased after the Issue Date, additional Deferred Charges will be incurred and released as though a new Policy had been issued for the amount of the increase. In no instance, however, will the additional deferred sales charge exceed the lesser of 30% of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from death benefit option 2 to death benefit option 1.

If the Specified Amount is increased upon request of an Owner, a separate monthly administrative fee will be assessed. This separate monthly administrative expense charge will be calculated in the same manner as for the initial Specified Amount. No additional monthly administrative fee will be assessed due to an increase in Specified Amount as a result of the Automatic Increase Rider.

The Company reserves the right to require the payment of additional premiums in an amount equal to the minimum premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase where the Cash Value allocated to the increase is insufficient to support the increase. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

The rating class assigned to an increase in Specified Amount may result in the use of Cost of Insurance charges different than the Cost of Insurance rate charged on the original Specified Amount.

Conversion/Exchange of Policy

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

        - written request for the Policy exchange or change signed by the Owner;

        - surrender of the Policy; and

        - payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer.

Collateral Assignments

The Owner may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained prior to such assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the notice was signed.

The Company is not responsible for the validity or effect of any collateral assignment. The Company will not be responsible for any payment or other action the Company has taken before having received the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.


A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom the Owner gives some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.


Effect of Misstatement of Age or Sex

If the Insured's Age or sex has been misstated, the amount payable and other benefits will be adjusted without regard to the two-year contestability period. The death benefits payable will be adjusted based on what the Cost of Insurance charge for the most recent Monthly Day would have purchased based on the current Age and sex.

Suicide

Suicide of the Insured, while sane or insane, within two years of the Issue Date, is not covered by the Policy. If the Insured does commit suicide, the amount payable will be calculated as described in the Policy's incontestability section describing rescission proceeds.

Dividends

While the Policy is In Force, it will share in the divisible surplus of the Company. The Policy's share is determined annually by the Company. It is payable annually on the Policy Anniversary. The Owner may select to have dividends paid into the Subaccounts and the Interest Bearing Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. The Company currently does not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, the Company projects annual dividends equal to 0.61% of the Accumulated Value at the end of the policy year, plus $39 per Policy. For each Policy year 21 and after the Company project annual dividend equal to 1.01% of the Accumulated Value at the end of the policy year plus $39 per Policy. For Issue Ages 0-19, the projected dividends are the same as those for Ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, the Company may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, and take a Policy loan when:

         1) the New York Stock Exchange is closed other than for customary weekend and holiday closings;
         2) during periods when trading on the Exchange is restricted as determined by the SEC;
         3) during any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets; or,
         4) during any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request. Death proceeds may be deferred for up to 60 days from the date the Company receives proof of death.

Accelerated Benefit Option

The Company will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if the Company receives satisfactory proof that the Insured is terminally ill and if the Owner elects to receive an accelerated payment of the death benefit. The Accelerated Benefit Option
Endorsement (Endorsement) refers to terminal illness as a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Accumulated Value is excluded from the calculation of the eligible death benefit. If an Owner elects to receive an accelerated benefit, the Company will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount received by the Owner as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted. (See Tax Treatment of Policy Proceeds.)

Reports To Owners. The Company will confirm any of the following within seven days:

- the receipt of any Net Premium (except premiums received before Record Date or by preauthorized check); any change of allocation of Net Premiums or Monthly Deduction;

- any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; any return of premium necessary to comply with applicable maximum premium limitations; and,

- any restoration to Cash Value following exercise of the right-to-examine privilege for an increase in Specified Amount. Upon request, an Owner shall be entitled to a receipt of any premium payment including those made by preauthorized check.

The Company will also mail to the Owner, at the last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed, all Monthly Deductions and transfers into and out of the Deferred Charges Account, and any credit to the Separate Account of interest on amounts held in the Loan Account or Deferred Charges Account.

The Company will send to the Owner a confirmation within seven days of any of the following:

-        exercise of the right-to-examine privilege,
-        an exchange of the Policy or increase in Specified Amount,
-        full surrender of the Policy, and
-        payment of Death Proceeds.

Voting Rights. The Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. The Company will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as the Company votes shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The Owner shall have the voting interest under a Policy. The number of votes the Owner has a right to instruct will be calculated separately for each Subaccount. The Owner shall have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes available to an Owner will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

The Company may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, the Company itself may, under certain circumstances, vote shares of a fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment policy, or the investment adviser or the principal underwriter of a Fund. For example, the Company may vote against a change if the Company in good faith determines that the proposed change is contrary to state or federal law or the Company determines that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by other Separate Accounts of the Company.

Riders

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. The Company reserves the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the owner, if sooner.


Guaranteed Insurability. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Automatic Increase. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.


Other Insured. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Term Insurance. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium and Monthly Deduction Disability Benefit. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

     1. the policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;
     2.   the contract (policy) is owned by a business or trust;
     3.   the new contract (policy) is owned by the same entity;
     4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);
     5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;
     6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                                   THE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America." On January 1, 1997, the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 1999, the Company had more than $4 billion in assets and $12 billion of life insurance In Force. Effective June 1999 and through the date of this Prospectus, A.M. Best rated the Company A (Excellent). Effective March 1999 and through the date of this Prospectus, Duff & Phelps rated the Company AA. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact the Company at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. Then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Duff & Phelps Credit Rating Co. rates insurance companies on their claims paying abilities. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, the company's competitive position, the company's management capability, the relationship of the company to its affiliates and the company's asset and liability management practices.


The Company and CUNA Mutual Insurance Society are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent industry organization dedicated to the practice of high ethical standards in the sale of individually-sold life insurance and annuity products. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales of individual life insurance and annuity products.


The Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO Inc. (the investment adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc.

                              THE SEPARATE ACCOUNT

The Company established the Separate Account on August 16, 1983. Its IRS Employer Identification number is 42-0388260. The Separate Account will receive and invest Net Premium payments made under the Policy. In addition, the Separate Account may receive and invest purchase payments for other variable life insurance policies issued now or in the future by the Company.

Although the assets in the Separate Account are the property of the Company, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. The Company has placed seed money in the Treasury 2000 Separate Account and reserves the right to withdraw it. Periodically, the Separate Account makes payments to the Company for mortality and expense charges.

The Separate Account is divided into Subaccounts. In the future, additional Subaccounts may be added. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account has been registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa. The Separate Account's fiscal year ends on December 31.

The Company does not guarantee the investment performance of the Separate Account. Accumulated Value of Policies will vary daily with the value of the assets under the Separate Account and depending upon the death benefit option chosen. The Death Proceeds may also vary with the value of the assets under the Separate Account. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value of the Policy, such amounts are general obligations of the Company and payable out of the general account of the Company.

The Company may, from time to time, offer other policies which may be similar to those offered herein. The Company will act as custodian of the assets of the Separate Account.

                        FEDERAL INCOME TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and is not intended to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, the Company believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value, have not been explicitly addressed in published rulings. While the Company believes that the Policies do not give Owners investment control over Separate Account assets, the Company reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.


In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal,  state  and  local  transfer,  estate,   inheritance,   and  other  tax
consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.


Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in the same manner as surrenders and withdrawals.


A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.


Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or face amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.


Multiple Policies. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. Owners should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 23 for more information regarding the Endorsement.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy is  purchased  by a  pension  or  profit-sharing  plan,  or  similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. The Company reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's Accumulated Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, the Company is not taxed on the Separate Account's operations. Thus, currently the Company does not deduct charges from the Separate Account for its federal income taxes. The Company reserves the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, the Company may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, the Company may deduct charges for such taxes.

       CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS

  Name                  Occupation
Directors

James C. Barbre         1994-Present    ACT Technologies, Inc.
                                        President/Chief Operating Officer
                        1985-1993       Self-employed consultant in carpet
                                        Manufacturing and distribution in
                                        Dalton, GA


Robert W. Bream         2000            Retired
                        1991-2000       United Airlines Employees Credit Union
                                        President/Chief Executive Officer


Wilfred F. Broxterman   1997-Present    Broxterman Group
                                        President/Chief Executive Officer
                        1989-1997       Hughes Aircraft Employees Federal
                                        Credit Union
                                        President/Chief Executive Officer

James L. Bryan          1974-Present    Texans Credit Union
                                        President/Chief Executive Officer

Loretta M. Burd         1987-Present    Centra Credit Union
                                        President/Chief Executive Officer

Ralph B. Canterbury     1965-Present    US Airways Federal Credit Union
                                        President

Rudolf J. Hanley        1982-Present    Orange County Teachers Federal Credit
                                        Union
                                        President/Chief Executive Officer

Jerald R. Hinrichs      1990-Present    Hinrichs & Associates
                                        Insurance Marketing Consultants
                                        Owner/President

Michael B. Kitchen      1995-Present    CUNA Mutual Life Insurance Company*
                                        President and Chief Executive Officer
                        1992-1995       The CUMIS Group Limited
                                        President/Chief Executive Officer

Robert T. Lynch         1996-Present    Retired
                        1970-1996       Detroit Teachers Credit Union
                                        Treasurer/General Manager

Brian L. McDonnell      1977-Present    Navy Federal Credit Union
                                        President/Chief Executive Officer

C. Alan Peppers         1992-Present    Denver Public Schools Credit Union
                                        President/Chief Executive Officer

Omer K. Reed            1997-Present    Retired
                        1959-1997       Self-employed dentist

Rosemarie M. Shultz     1997-Present    Retired
                        1976-1997       North Coast Credit Union
                                        President/Chief Executive Officer

Neil A. Springer        1994-Present    Springer & Associates, L.L.C.
                                        Managing Director
                        1992-1994       Slayton International, Inc.
                                        Senior Vice President

Farouk D.G. Wang        1987-Present    University of Hawaii at Manoa
                                        Director of Buildings and Grounds
                                        Management

Larry T. Wilson         1974-Present    Coastal Federal Credit Union
                                        President/Chief Executive Officer

Executive Officers

Wayne A. Benson         1997 - Present  CUNA Mutual Life Insurance Company*
                                        Chief Officer - Sales


Larry H. Blanchard      1996-Present    CUNA Mutual Life Insurance Company
                                        Senior Vice President - Communications
                                        and Public Relations

Gerald T. Conklin       1999-Present    CUNA Mutual Life Insurance Company
                                        Senior Vice President - International
                                        Enterprise


Michael S. Daubs        1973-Present    CUNA Mutual Life Insurance Company*
                                        Chief Officer - Investments
                                        CIMCO Inc.
                                        President

James M. Greaney        1998-Present    CUNA Mutual Life Insurance Company*
                                        Chief Officer - Corporate Services


Jeffrey D. Holley       1999-Present    CUNA Mutual Insurance Society
                                        Chief Financial Officer

Steven Haroldson        1999-Present    CUNA Mutual Insurance Company
                                        Chief Technology Officer


Michael B. Kitchen      1995-Present    CUNA Mutual Life Insurance Company*
                                        President and Chief Executive Officer
                        1992-1995       The CUMIS Group Limited
                                        President and Chief Executive Officer

Reid A. Koenig          1999-Present    CUNA Mutual Life Insurance Company
                                        Chief Officer - Operating
                        1994-Present    Vice President - Members Services


Daniel E. Meylink, Sr.  1983-Present    CUNA Mutual Life Insurance Company*
                                        Chief Officer - Member Services/Lending
                                        Services

Faye A. Patzner         1999-Present    CUNA Mutual Life Insurance Company
                                        Senior Vice President and General
                                        Counsel

Keith A. Williams       1999-Present    CUNA Mutual Life Insurance Company
                                        Senior Vice President - Human Resources


* The Company entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

                             ADDITIONAL INFORMATION

STATE REGULATION

The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National
Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.


INDEPENDENT ACCOUNTANTS

The financial statements for 1999 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing. The financial statements for fiscal years ended December 31, 1998 and prior have been audited by KPMG LLP.



ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF POLICIES


Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1437257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.


The Company may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

UNISEX POLICIES

The U.S. Supreme Court ruled in the 1983 Norris decision that employer-sponsored benefit plans (employee benefit plans) are a "privilege of employment" and as such, males and females must receive equal benefits. Policies sold to employee benefit plans which must comply with this decision will be governed by all the provisions described in this prospectus, and by the following provisions.

The Cost of Insurance rates will be determined as previously set forth except that sex shall not be considered. These unisex monthly Cost of Insurance rates will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates which is contained in the Policy.

Deferred Charges will vary by Issue Age, Specified Amount, and in the case of deferred sales charge, smoker status. The Deferred Charges for unisex Policies (including Policies sold to Owners other than employee benefit plans) are shown in the table in Appendix C.

The minimum Specified Amount is $25,000 ($10,000 for Issue Ages 65 and over). Requested reductions in Specified Amount cannot go below these amounts. Specified Amounts reduced as a result of a partial surrender or a change in death benefit option cannot go below $20,000 ($8,000 for Issue Ages 65 and over). The Company may waive this minimum from time to time. In deciding whether to waive this minimum, the Company will consider the required and minimum contributions under a qualified plan, the size of the group involved, and the difference between the proposed Specified Amount and the required minimum, as well as other factors.

Because unisex mortality tables are used for this Policy, misstatement of sex cannot result in a material misrepresentation by the Owner. Accordingly, neither the Policy nor the Death Proceeds will be modified as a result of misstatement of sex.

Illustrations of Policy values and accumulations based on unisex Cost of Insurance rates for 35 and 50 year old nonsmokers may be obtained without cost from the address shown on the first page of this prospectus.

The Accelerated Benefit Option feature is not available to employee benefit plans. Unisex Policies sold to Owners other than employee benefit plans will be governed by the terms of this prospectus (other than the provisions in this section) except that Deferred Charges will not vary by sex, unisex Cost of Insurance rates will be used, and no correction to or modification of the Policy or Death Proceeds will be made as a result of misstatement of sex. It is anticipated that unisex Policies will be sold to Owners other than employee benefit plans only if required by law or regulation. The Company does not currently anticipate offering the Policy for sale in states requiring the use of unisex Cost of Insurance rates.

FINANCIAL STATEMENTS

The financial statements for the Company are immediately following the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                              Financial Statements

                                December 31, 1999

                       (With Independent Auditors' Report)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 1999

                                         Money          Treasury                                        Growth and      Appreciation
                                         Market            2000            Bond           Balanced      Income Stock         Stock
                                       Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
Assets:                                ----------       ----------      ----------       ----------      ----------       ----------
Investments in Ultra Series Fund:
   (note 2)
Money Market Fund,
   4,415,709 shares at net asset value of
   $1.00 per share (cost $4,415,709)   $4,415,709$             -- $             --$             -- $             --$             --

Treasury 2000 Fund,
   185,786 shares at net asset value
   of $10.23 per share (cost $1,730,401)       --       1,901,140               --              --               --              --

Bond Fund,
   386,266 shares at net asset value
   of $10.05 per share (cost $4,031,809)       --              --        3,880,772              --               --              --

Balanced Fund,
   3,856,328 shares at net asset value
   of $20.44 per share (cost $57,606,958)      --              --               --      78,807,130               --              --

Growth and Income Stock Fund,
   3,049,577 shares at net asset value
   of $33.58 per share (cost $64,521,628)      --              --               --              --      102,397,680

Capital Appreciation Stock Fund,
   1,650,768 shares at net asset value of
   $25.59 per share (cost $26,563,974)         --              --               --              --               --      42,243,240
                                      -----------     -----------      -----------      ----------      -----------      ----------
     Total assets                       4,415,709       1,901,140        3,880,772      78,807,130      102,397,680      42,243,240
                                      -----------     -----------      -----------      ----------      -----------      ----------

Liabilities:
Accrued adverse mortality and
   expense charges                          3,512             795            2,983          59,572           76,580          31,271
                                      -----------     -----------      -----------      ----------      -----------      ----------
     Total liabilities                      3,512             795            2,983          59,572           76,580          31,271
                                      -----------     -----------      -----------      ----------      -----------      ----------
     Net assets                        $4,412,197      $1,900,345       $3,877,789     $78,747,558     $102,321,100     $42,211,969
                                      ===========     ===========      ===========      ==========      ===========      ==========

Policyowners Equity:
    Net Assets: Type 1                $4,412,197      $1,900,345       $3,876,719     $78,664,114     $102,280,992     $42,196,596
    Outstanding units: Type 1 (note 5)   220,755         204,654          139,585       1,593,968        1,246,783       1,333,827
    Net asset value per unit: Type 1      $19.99           $9.29           $27.77          $49.35           $82.04          $31.64
                                      ===========     ===========      ===========      ==========      ===========      ==========

    Net Assets: Type 2                         --              --          $1,070         $83,444          $40,108         $15,373
    Outstanding units: Type 2 (note 5)         --              --             107           8,270            3,979           1,481
    Net asset value per unit: Type 2           --              --          $10.00          $10.09           $10.08          $10.38
                                      ===========     ===========      ===========      ==========      ===========      ==========


See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Assets and Liabilities, continued
                                December 31, 1999

                                         Mid-Cap       International      Global          Emerging          High          Developing
                                          Stock            Stock        Governments        Growth          Income           Markets
                                      Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
Assets:                               ----------       ----------      ----------       ----------      ----------       ----------
Investments in Ultra Series Fund:
   (note 2)

Mid-Cap Stock Fund,
   409 shares at net asset value of
   $11.15 per share (cost $4,449)          $4,562  $           --   $           --  $           --   $           --  $           --

Investments in T. Rowe Price
International Fund, Inc.:
   International Stock Portfolio,
   439,418 shares at net asset value of
   $19.04 per share (cost $5,697,317)          --       8,366,511               --              --               --              --

Investments in MFS(R) Variable Insurance TrustSM:

   Global Governments Series,
   61,767 shares at net asset value of
   $10.03 per share (cost $633,127)            --              --          619,522              --               --              --

Investments in MFS(R) Variable Insurance TrustSM:

   Emerging Growth Series,
   402,628 shares at net asset value of
   $37.94 per share (cost $7,237,010)          --              --               --      15,275,690               --              --

Investments in Oppenheimer
Variable Account Funds:

   High Income Series,
   100 shares at net asset value of
   $10.72 per share (cost $1,073)              --              --               --              --            1,076              --

Investments in Templeton
Variable Products Series Fund:
   Developing Markets Series,
   160 shares at net asset value of
   $7.74 per share (cost $1,183)               --              --               --              --               --           1,238
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total assets                           4,562       8,366,511          619,522      15,275,690            1,076           1,238
                                       ----------      ----------       ----------      ----------        ---------       ---------

Liabilities:
Accrued adverse mortality and
   expense charges                              1           6,007              482          10,132               --              --
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total liabilities                          1           6,007              482          10,132               --              --
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Net assets                            $4,561      $8,360,504         $619,040     $15,265,558           $1,076          $1,238
                                       ==========      ==========       ==========      ==========        =========       =========

Policyowners Equity:
    Net Assets: Type 1                         --     $8,354,873         $617,980     $15,259,897                --              --
    Outstanding units: Type 1 (note 5)         --        446,501           51,976         536,259                --              --
    Net asset value per unit: Type 1           --         $18.71           $11.89          $28.46                --              --
                                       ==========      ==========       ==========      ==========        =========       =========

    Net Assets: Type 2                    $4,561          $5,631            $1,060         $5,661           $1,076          $1,238
    Outstanding units: Type 2 (note 5)       439             497              106             454              107             118
    Net asset value per unit: Type 2      $10.39          $11.33           $10.00          $12.47           $10.03          $10.53
                                       ==========      ==========       ==========      ==========        =========       =========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years ended December 31, 1999, 1998 and 1997

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT
Investment income (loss):              1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Dividend income                    $156,541         $123,985           $85,594         $105,875          $106,291        $106,851
  Adverse mortality and expense charges
   (note 3)                           (29,935)         (22,312)          (15,448)         (16,680)          (15,826)        (14,583)
                                    ---------        ---------         ---------       ----------        ----------       ---------
Net investment income (loss)          126,606          101,673            70,146           89,195            90,465          92,268
                                    ---------        ---------         ---------       ----------        ----------       ---------
Realized and unrealized gain (loss)
 on investments:
 Realized gain (loss) on security
  transactions:
  Capital gain distributions              --               --                --               --                --              --
  Proceeds from sale of securities 4,009,628         2,979,908         4,634,860               --                --              --
  Cost of securities sold         (4,009,628)       (2,979,908)       (4,634,860)              --                --              --
                                    ---------        ---------         ---------       ----------        ----------       ---------
Net realized gain (loss) on security
 transactions                            --                --                --               --                --              --
 Net change in unrealized appreciation
  or depreciation on investments          --               --                --          (49,994)           21,682           1,846
                                    ---------        ---------         ---------       ----------        ----------       ---------
Net gain (loss) on investments            --                --                --          (49,994)           21,682           1,846
                                    ---------        ---------         ---------       ----------        ----------       ---------
Net increase (decrease) in net assets
  resulting from operations          $126,606         $101,673           $70,146          $39,201          $112,147         $94,114
                                    =========        =========         =========       ==========        ==========       =========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT
Investment income (loss):              1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Dividend income                    $223,032         $196,337          $136,739       $1,995,000        $1,934,712      $2,062,026
  Adverse mortality and expense charges
   (note 3)                           (34,792)         (30,006)          (23,285)        (675,563)         (577,128)       (509,762)
                                    ---------        ---------         ---------        ---------         ---------       ---------
Net investment income (loss)          188,240          166,331           113,454        1,319,437         1,357,584       1,552,264
                                    ---------        ---------         ---------        ---------         ---------       ---------
Realized and unrealized gain (loss)
 on investments:
 Realized gain (loss) on security
  transactions:
  Capital gain distributions               57            2,477               379        1,743,848             3,744         758,320
  Proceeds from sale of securities    585,790          441,318           402,615        6,404,678         4,012,722       4,525,247
  Cost of securities sold            (583,986)        (426,398)         (394,979)      (4,654,847)       (3,159,159)     (3,785,014)
                                    ---------        ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on security
  transactions                          1,861           17,397             8,015        3,493,679           857,307       1,498,553
 Net change in unrealized appreciation
  or depreciation on investments     (197,060)         (14,556)           41,691        4,544,788         5,340,950       5,202,066
                                    ---------        ---------         ---------        ---------         ---------       ---------
Net gain (loss) on investments       (195,199)           2,841            49,706        8,038,467         6,198,257       6,700,619
                                    ---------        ---------         ---------        ---------         ---------       ---------
Net increase (decrease) in net assets
 resulting from operations            ($6,959)        $169,172          $163,160       $9,357,904        $7,555,841      $8,252,883
                                    =========        =========         =========        =========         =========       =========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years ended December 31, 1999, 1998 and 1997

                                          GROWTH AND INCOME STOCK SUBACCOUNT                 CAPITAL APPRECIATION STOCK SUBACCOUNT
Investment income (loss):              1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
Dividend income                     $916,870          $869,525          $778,858          $33,412           $88,433        $119,794
 Adverse mortality and expense charges
(note 3)                            (870,409)         (691,564)         (527,025)        (328,898)         (259,874)       (182,627)
                                    --------         ---------         ---------        ---------          --------        --------
Net investment income (loss)          46,461           177,961           251,833         (295,486)         (171,441)        (62,833)
                                    --------         ---------         ---------        ---------          --------        --------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions         6,072,033         3,106,051         1,145,587        3,266,215           769,968         317,275
Proceeds from sale of securities   4,764,654         3,497,748         3,033,581        2,779,984         1,770,807       1,795,596
Cost of securities sold           (2,809,713)       (2,160,207)       (2,103,099)      (1,731,081)       (1,192,638)     (1,354,057)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on security
transactions                       8,026,974         4,443,592         2,076,069        4,315,118         1,348,137         758,814
Net change in unrealized appreciation
or depreciation on investments     6,432,344         7,377,335        12,852,455        4,111,612         4,151,868       4,563,309
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net gain (loss) on investments    14,459,318        11,820,927        14,928,524        8,426,730         5,500,005       5,322,123
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net increase (decrease) in net assets
resulting from operations        $14,505,779       $11,998,888       $15,180,357       $8,131,244        $5,328,564      $5,259,290
                                  ==========        ==========        ==========        =========         =========       =========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT
Investment income (loss):              1999*                                                1999             1998             1997
                                       -----                                                ----             ----             ----
  Dividend income                         $1                                              $30,258           $90,596         $99,113
  Adverse mortality and expense
charges (note 3)                          (1)                                             (58,716)          (47,908)        (32,130)
                                     -------                                            ---------          --------         -------
Net investment income (loss)              --                                              (28,458)           42,688          66,983
                                     -------                                            ---------          --------         -------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions                78                                               95,097                --              --
Proceeds from sale of securities          14                                              648,203           491,409         235,721
Cost of securities sold                  (14)                                            (619,493)         (442,671)       (211,895)
                                     -------                                            ---------          --------         -------
Net realized gain (loss) on security
transactions                              78                                              123,807            48,738          23,826
Net change in unrealized appreciation
or depreciation on investments           113                                            1,926,801           608,851         (62,452)
                                     -------                                            ---------          --------         -------
Net gain (loss) on investments           191                                            2,050,608           657,589         (38,626)
                                     -------                                            ---------          --------         -------
Net increase (decrease) in net assets
resulting from operations               $191                                           $2,022,150          $700,277         $28,357
                                     =======                                            =========          ========         =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years ended December 31, 1999, 1998 and 1997

                                             GLOBAL GOVERNMENTS SUBACCOUNT                        EMERGING GROWTH SUBACCOUNT
Investment income (loss):              1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
Dividend income                      $35,810            $8,821            $7,143    $          --           $45,309     $        --
 Adverse mortality and expense charges
(note 3)                              (6,651)           (6,487)           (3,401)         (81,732)          (48,583)        (21,660)
                                    --------          --------           -------        ---------          --------         -------
Net investment income (loss)          29,159             2,334             3,742          (81,732)           (3,274)        (21,660)
                                    --------          --------           -------        ---------          --------         -------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions                --                --                --               --                --              --
Proceeds from sale of securities     289,685            92,387            65,919          841,070           448,520         234,899
Cost of securities sold             (289,946)          (90,661)          (66,515)        (590,062)         (373,845)       (222,640)
                                    --------          --------           -------        ---------          --------         -------
Net realized gain (loss) on security
transactions                            (261)            1,726              (596)         251,008            74,675          12,259
Net change in unrealized appreciation
or depreciation on investments       (57,288)           44,633            (5,796)       6,126,859         1,524,641         384,388
                                    --------          --------           -------        ---------          --------
Net gain (loss) on investments       (57,549)           46,359            (6,392)       6,377,867         1,599,316         396,647
                                    --------          --------           -------        ---------         ---------        --------
Net increase (decrease) in net assets
resulting from operations           ($28,390)          $48,693           ($2,650)      $6,296,135        $1,596,042        $374,987
                                    ========          ========           =======        =========         =========        ========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT
Investment income (loss):              1999*                                                1999*
                                       -----                                                -----
  Dividend income                  $      --                                            $      --
  Adverse mortality and expense
charges (note 3)                          --                                                   --
                                     -------                                              -------
Net investment income (loss)              --                                                   --
                                     -------                                              -------
Realized and  unrealized  gain (loss) on  investments:  Realized  gain (loss) on security transactions:

Capital gain distributions                --                                                   --
Proceeds from sale of securities          --                                                   --
Cost of securities sold                   --                                                   --
                                     -------                                              -------
Net realized gain (loss) on security
transactions                              --                                                   --
Net change in unrealized appreciation
or depreciation on investments             3                                                   55
                                     -------                                              -------
Net gain (loss) on investments             3                                                   55
                                     -------                                              -------
Net increase (decrease) in net assets
resulting from operations                 $3                                                  $55
                                     =======                                              =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years ended December 31, 1999, 1998 and 1997

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)      $126,606          $101,673           $70,146          $89,195           $90,465         $92,268
  Net realized gain (loss) on
   security transactions                  --                --                --               --                --              --
  Net change in unrealized appreciation
   or depreciation on investments         --                --                --          (49,994)           21,682           1,846
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                       126,606           101,673            70,146           39,201           112,147          94,114
                                  ----------        ----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

Proceeds from sale of units        5,200,600         4,485,112         6,190,640          371,536           447,349         621,004
  Cost of units repurchased       (4,530,276)       (3,592,636)       (5,367,244)        (344,910)         (424,204)       (599,303)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from capital
    unit transactions                670,324           892,476           823,396           26,626            23,145          21,701
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets    796,930           994,149           893,542           65,827           135,292         115,815
Net assets:
  Beginning of period              3,615,267         2,621,118         1,727,576        1,834,518         1,699,226       1,583,411
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $4,412,197        $3,615,267        $2,621,118       $1,900,345        $1,834,518      $1,699,226
                                  ==========        ==========        ==========       ==========        ==========      ==========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)      $188,240          $166,331          $113,454       $1,319,437        $1,357,584      $1,552,264
  Net realized gain (loss) on
   security transactions               1,861            17,397             8,015        3,493,679           857,307       1,498,553
  Net change in unrealized appreciation
   or depreciation on investments   (197,060)          (14,556)           41,691        4,544,788         5,340,950       5,202,066
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                        (6,959)          169,172           163,160        9,357,904         7,555,841       8,252,883
                                  ----------        ----------        ----------       ----------        ----------      ----------

Capital unit transactions (note 5):

  Proceeds from sale of units      1,186,455         1,182,649         1,162,322       14,839,213        10,811,007      10,763,242
  Cost of units repurchased         (918,722)         (772,448)         (705,363)     (14,209,808)      (10,309,524)    (10,663,916)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from capital
    unit transactions                267,733           410,201           456,959          629,405           501,483          99,326
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets    260,774           579,373           620,119        9,987,309         8,057,324       8,352,209
Net assets:
  Beginning of period              3,617,015         3,037,642         2,417,523       68,760,249        60,702,925      52,350,716
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $3,877,789        $3,617,015        $3,037,642      $78,747,558       $68,760,249     $60,702,925
                                  ==========        ==========        ==========       ==========        ==========      ==========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 1999, 1998 and 1997

                                          GROWTH AND INCOME STOCK SUBACCOUNT                    CAPITAL APPRECIATION SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)       $46,461          $177,961          $251,833        ($295,486)        ($171,441)       ($62,833)
  Net realized gain (loss) on
   security transactions           8,026,974         4,443,592         2,076,069        4,315,118         1,348,137         758,814
  Net change in unrealized appreciation
   or depreciation on investments  6,432,344         7,377,335        12,852,455        4,111,612         4,151,868       4,563,309
                                 -----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                    14,505,779        11,998,888        15,180,357        8,131,244         5,328,564       5,259,290
                                 -----------        ----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

  Proceeds from sale of units     17,312,510        15,135,142        16,677,681        7,912,873         7,807,048       9,240,958
  Cost of units repurchased      (14,188,868)      (11,770,989)      (10,282,732)      (6,897,886)       (5,420,620)     (4,699,419)
                                 -----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from capital
    unit transactions              3,123,642         3,364,153         6,394,949        1,014,987         2,386,428       4,541,539
                                 -----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets 17,629,421        15,363,041        21,575,306        9,146,231         7,714,992       9,800,829
Net assets:
  Beginning of period             84,691,679        69,328,638        47,753,332       33,065,738        25,350,746      15,549,917
                                 -----------        ----------        ----------       ----------        ----------      ----------
  End of period                 $102,321,100       $84,691,679       $69,328,638      $42,211,969       $33,065,738     $25,350,746
                                 ===========        ==========        ==========       ==========        ==========      ==========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT
Operations:                            1999*                                                1999             1998             1997
                                       -----                                                ----             ----             ----
  Net investment income (loss)      $     --                                             ($28,458)          $42,688         $66,983
  Net realized gain (loss) on
   security transactions                  78                                              123,807            48,738          23,826
  Net change in unrealized appreciation
   or depreciation on investments        113                                            1,926,801           608,851         (62,452)
                                    --------                                            ---------         ---------       ---------
   Change in net assets from
    operations                           191                                            2,022,150           700,277          28,357
                                    --------                                            ---------         ---------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units          4,450                                            1,876,821         1,897,345       2,721,533
  Cost of units repurchased              (80)                                          (1,361,528)       (1,227,692)       (904,022)
                                    --------                                            ---------         ---------       ---------
   Change in net assets from capital
    unit transactions                  4,370                                              515,293           669,653       1,817,511
                                    --------                                            ---------         ---------       ---------
Increase (decrease) in net assets      4,561                                            2,537,443         1,369,930       1,845,868
Net assets:
  Beginning of period                     --                                            5,823,061         4,453,131       2,607,263
                                    --------                                            ---------         ---------       ---------
  End of period                       $4,561                                           $8,360,504        $5,823,061      $4,453,131
                                    ========                                            =========         =========       =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 1999, 1998 and 1997

                                            GLOBAL GOVERNMENTS SUBACCOUNT                         EMERGING GROWTH SUBACCOUNT
Operations:                            1999              1998             1997              1999             1998             1997
                                       ----              ----             ----              ----             ----             ----
  Net investment income (loss)       $29,159            $2,334            $3,742         ($81,732)          ($3,274)       ($21,660)
  Net realized gain (loss) on
   security transactions                (261)            1,726              (596)         251,008            74,675          12,259
  Net change in unrealized appreciation
   or depreciation on investments    (57,288)           44,633            (5,796)       6,126,859         1,524,641         384,388
                                   ---------         ---------         ---------       ----------         ---------       ---------
   Change in net assets from
    operations                       (28,390)           48,693            (2,650)       6,296,135         1,596,042         374,987
                                   ---------         ---------         ---------       ----------         ---------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units        222,897            85,855           530,877        3,957,172         2,707,434       3,238,087
  Cost of units repurchased         (312,920)         (118,224)          (95,423)      (2,023,998)       (1,321,467)       (749,413)
                                   ---------         ---------         ---------       ----------         ---------       ---------
   Change in net assets from capital
    unit transactions                (90,023)          (32,369)          435,454        1,933,174         1,385,967       2,488,674
                                   ---------         ---------         ---------       ----------         ---------       ---------
Increase (decrease) in net assets   (118,413)           16,324           432,804        8,229,309         2,982,009       2,863,661
Net assets:
  Beginning of period                737,453           721,129           288,325        7,036,249         4,054,240       1,190,579
                                   ---------          --------         ---------       ----------         ---------       ---------
  End of period                     $619,040          $737,453          $721,129      $15,265,558        $7,036,249      $4,054,240
                                   =========         =========         =========       ==========         =========       =========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT
Operations:                            1999*                                                1999*
                                       -----                                                -----
  Net investment income (loss)      $     --                                             $     --
  Net realized gain (loss) on
   security transactions                  --                                                   --
  Net change in unrealized appreciation
   or depreciation on investments          3                                                   55
                                    --------                                            ---------
   Change in net assets from
    operations                             3                                                   55
                                    --------                                            ---------
Capital unit transactions (note 5):

  Proceeds from sale of units          1,075                                                1,189
  Cost of units repurchased               (2)                                                  (6)
                                    --------                                            ---------
   Change in net assets from capital
    unit transactions                  1,073                                                1,183
                                    --------                                            ---------
Increase (decrease) in net assets      1,076                                                1,238
Net assets:
  Beginning of period                     --                                                   --
                                    --------                                            ---------
  End of period                       $1,076                                               $1,238
                                    ========                                            =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.

(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into twelve subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Fund, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Templeton Variable Products Series Fund, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Fund, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Templeton Variable Products Series Fund. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has seven funds available as investment options under the policies. T. Rowe Price International Fund, Inc., Oppenheimer Variable Account Funds and Templeton Variable Products Series Fund have one fund available as an investment option and MFS(R) Variable Insurance TrustSM has two funds available as an investment option. MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Templeton Variable Products Series Fund also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     CIMCO Inc. (CIMCO) serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of CIMCO's outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     Rowe Price-Fleming International, Inc. (RPFI) serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Fund, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series (formerly known as the MFS World Governments Series) and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     OppenheimerFunds, Inc. (the Manager) serves as the investment adviser to the Oppenheimer High Income Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Fund: Class 2 and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account.
     Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable Account Charges

     Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions

     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the year ended December 31, 1999, was as follows:

          Money Market Fund......................................  $4,809,236
          Treasury 2000 Fund.....................................       9,355
          Bond Fund..............................................   1,043,913
          Balanced Fund..........................................  10,140,150
          Growth and Income Stock Fund...........................  14,062,665
          Capital Appreciation Stock Fund........................   6,789,057
          Mid-Cap Stock Fund.....................................       4,463
          International Stock Portfolio..........................   1,234,716
          Global Governments Series..............................     229,122
          Emerging Growth Series.................................   2,700,937
          High Income Fund.......................................       1,073
          Developing Markets Fund................................       1,183

(5)  Unit Activity from Contract Transactions

     Transactions in units of each subaccount of the Account for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                          Money                    Treasury
                                         Market                      2000                      Bond                    Balanced
                                       Subaccount                 Subaccount                Subaccount                Subaccount
                                   -------------------        -------------------       -------------------       ------------------
                                    Type 1     Type 2         Type 1     Type 2*         Type 1     Type 2         Type 1   Type 2
     Outstanding at
       December 31, 1996            97,454         --         196,670                    97,412         --      1,567,551        --
     Sold                          342,456         --          77,604                    45,022         --        297,548        --
     Repurchased                  (298,002)        --         (75,054)                  (27,507)        --       (296,125)       --
                                  --------   --------         -------                   -------    -------       --------   -------
     Outstanding at
       December 31, 1997           141,908         --         199,220                   114,927         --      1,568,974        --
     Sold                          236,364         --          52,984                    43,507         --        266,148        --
     Repurchased                  (190,395)        --         (50,435)                  (28,421)        --       (254,086)       --
                                  --------   --------         -------                   -------    -------       --------   -------
     Outstanding at
       December 31, 1998           187,877         --         201,769                   130,013         --      1,581,036        --
     Sold                          263,945         --          43,509                    42,671        107        318,708     8,386
     Repurchased                  (231,067)        --         (40,624)                  (33,099)        --       (305,776)     (116)
                                  --------   --------         -------                   -------    -------       --------   -------
     Outstanding at
       December 31, 1999           220,755         --         204,654                   139,585        107      1,593,968     8,270
                                  ========   ========         =======                   =======    =======       ========   =======

                                                                   Capital
                                       Growth and               Appreciation                 Mid-Cap                International
                                          Stock                     Stock                     Stock                     Stock
                                       Subaccount                Subaccount                Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2         Type 1*    Type 2         Type 1     Type 2
     Outstanding at
       December 31, 1996         1,036,605         --         953,534         --                       --        216,089         --
     Sold                          313,426         --         490,480         --                       --        216,687         --
     Repurchased                  (194,852)        --        (252,149)        --                       --        (71,570)        --
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1997         1,155,179         --       1,191,865         --                       --        361,206         --
     Sold                          233,645         --         340,862         --                       --        141,913         --
     Repurchased                  (181,819)        --        (235,746)        --                       --        (91,869)        --
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1998         1,207,005         --       1,296,981         --                       --        411,250         --
     Sold                          221,525      4,044         287,074      1,509                      447        125,998        504
     Repurchased                  (181,747)       (65)       (250,228)       (28)                      (8)       (90,747)        (7)
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1999         1,246,783      3,979       1,333,827      1,481                      439        446,501        497
                                  ========   ========        ========    =======                  =======        =======    =======


                                  Global                    Emerging                    High                   Developing
                                Governments                  Growth                    Income                    Markets
                                Subaccount                 Subaccount                Subaccount                Subaccount
                             -------------------        -------------------       -------------------       -------------------
                             Type 1     Type 2           Type 1     Type 2          Type 1*   Type 2         Type 1*    Type 2
Outstanding at
  December 31, 1996            24,554         --         117,771         --                        --                        --
Sold                           46,412         --         280,804         --                        --                        --
Repurchased                    (8,295)        --         (66,642)        --                        --                        --
                             --------   --------         -------    -------                   -------                   -------
Outstanding at
  December 31, 1997            62,671         --         331,933         --                        --                        --
Sold                            7,299         --         197,716         --                        --                        --
Repurchased                   (10,044)        --         (96,508)        --                        --                        --
                             --------   --------         -------    -------                   -------                   -------
Outstanding at
  December 31, 1998            59,926         --         433,141         --                        --                        --
Sold                           18,188        106         214,540        466                       107                       118
Repurchased                   (26,138)        --        (111,422)       (12)                       --                        --
                             --------   --------         -------    -------                   -------                   -------
Outstanding at
  December 31, 1999            51,976        106         536,259        454                       107                       118
                             ========   ========         =======    =======                   =======                   =======

*This fund not available in this product type.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                     MONEY MARKET SUBACCOUNT                                 TREASURY 2000 SUBACCOUNT
                           1999          1998    1997     1996     1995           1999          1998    1997     1996     1995
                      ---------------    ----    ----     ----     ----     ----------------    ----    ----     ----     ----
Net asset value:       Type 1  Type 2**                                       Type 1   Type 2*
  Beginning of period  $19.24  $10.00   $18.47   $17.73  $17.05   $16.33      $9.09             $8.53    $8.05   $7.95    $6.63
  End of period         19.99   10.00    19.24    18.47   17.73    17.05       9.29              9.09     8.53    8.05     7.95
Percentage increase
  (decrease) in unit
  value during period   3.9%     0.0%     4.2%     4.1%    4.0%     4.4%       2.2%              6.6%     6.0%    1.3%    19.9%
Number of units
  outstanding at
  end of period        220,755    --    187,877  141,908 97,454   125,112     204,654           201,769  199,220 196,670  194,133

                                       BOND SUBACCOUNT                                    BALANCED SUBACCOUNT
                            1999        1998    1997    1996     1995         1999          1998       1997      1996      1995
                       ---------------  ----    ----    ----     ----     ----------------  ----       ----      ----      ----
Net asset value:       Type 1  Type 2**                                     Type 1   Type 2**
  Beginning of period  $27.82  $10.00   $26.43  $24.82  $24.35   $21.11   $43.49    $10.00   $38.69    $33.40   $30.41     $25.09
  End of period        27.77    10.00    27.82   26.43   24.82    24.35    49.35     10.09    43.49     38.69    33.40      30.41
Percentage increase
  (decrease) in unit
  value during period  (0.2%)    0.0%***  5.3%    6.5%    1.9%    15.4%    13.5%      0.9%*** 12.4%     15.8%     9.8%      21.2%
Number of units
  outstanding at
  end of period        139,585   107    130,013 114,927 97,411   155,381  1,593,968 8,270    1,581,036 1,568,97 41,567,551 1,522,893

                              GROWTH AND INCOME STOCK SUBACCOUNT                     CAPITAL APPRECIATION STOCK SUBACCOUNT
                          1999         1998     1997      1996       1995        1999            1998      1997      1996     1995
                     ----------------  ----     ----      ----       ----     ----------------   ----      ----      ----     ----
Net asset value:     Type 1   Type 2**                                         Type 1    Type 2**
Beginning of period $70.17   $10.00   $60.02    $46.07    $38.09     $29.16   $25.49    $10.00   $21.27    $16.31    $13.55   $10.45
End of period       82.04     10.08    70.17     60.02     46.07      38.09    31.64     10.38    25.49     21.27     16.31    13.55
Percentage increase
(decrease) in unit
value during period 16.9%      0.8%*** 16.9%     30.3%     21.0%      30.6%    24.1%      3.8%*** 19.9%     30.4%     20.4%    29.7%

Number of units
outstanding at
end of period       1,246,783 3,979   1,207,005 1,155,179 1,036,605  907,821  1,333,827 1,481    1,296,981 1,191,865 953,534 663,269

                                  MID-CAP STOCK SUBACCOUNT                           INTERNATIONAL STOCK SUBACCOUNT
                          1999         1998**  1997**   1996**   1995**         1999          1998     1997      1996     1995
                     ----------------   ------  ------   ------   ------   ----------------   ----     ----      ----     ----
Net asset value:     Type 1* Type 2**                                      Type 1  Type 2**
  Beginning of period        $10.00                                        $14.16   $10.00    $12.33    $12.07   $10.61   $10.00
  End of period               10.39                                         18.71    11.33     14.16     12.33    12.07    10.61
Percentage increase
  (decrease) in unit
  value during period          3.9%***                                      32.1%    13.3%***  14.8%      2.2%    13.7%     6.1%

Number of units
  outstanding at
  end of period                 439                                        446,501  497       411,250   361,206  216,089   70,876


                                     GLOBAL GOVERNMENTS SUBACCOUNT                  EMERGING GROWTH SUBACCOUNT
                               1999        1998    1997     1996     1995        1999           1998    1997    1996
                         ----------------  ----    ----     ----     ----   ----------------     ----   ----    ----
Net asset value:         Type 1  Type 2**                                    Type 1  Type 2**
  Beginning of period    $12.31  $10.00   $11.51   $11.74  $11.39   $10.00  $16.24   $10.00    $12.21   $10.11  $10.00
  End of period           11.89   10.00    12.31    11.51   11.74    11.39   28.46    12.47     16.24    12.21   10.11

Percentage increase
  (decrease) in unit
  value during period    *(3.4%)   0.0%     6.9%    (2.0%)   3.1%    13.9%   75.2%    24.7%*** 33.0%    20.8%     1.1%

Number of units
  outstanding at
  end of period          51,976    106    59,926   62,671  24,554   19,219  536,259  454      433,141   331,933 117,711

                                   HIGH INCOME SUBACCOUNT                              DEVELOPING MARKETS SUBACCOUNT
                          1999         1998**  1997**   1996**   1995**          1999         1998**  1997**   1996**   1995**
                    ----------------   ------  ------   ------   ------    ----------------   ------  ------   ------   ------
Net asset value:     Type 1* Type 2**                                       Type 1* Type 2**
  Beginning of period        $10.00                                                 $10.00
  End of period               10.03                                                  10.53

Percentage increase
  (decrease) in unit
  value during period          0.3%***                                                 5.3%***

Number of units
  outstanding at
  end of period                107                                                     118

  *This fund not available in this product type.

 **The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

***Not annualized.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                        Report of Independent Accountants

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, International Stock, Global Governments, Emerging Growth, High Income and the Developing Markets Subaccounts) as of December 31, 1999, the results of each of their operations and the changes in each of their net assets for the year or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer High Income Fund and Templeton Developing Markets Fund, provide a reasonable basis for the opinion expressed above. The financial statements of the CUNA Mutual Life Variable Account as of December 31, 1998 and for each of the two years then ended were audited by other independent accountants whose report dated February 5, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 11, 2000

                           Independent Auditors Report


The Board of Directors
CUNA Mutual Life Insurance Company and Contract
     Owners of CUNA Mutual Life Variable Account:

We have  audited  the  statements  of  operations  and  changes in net assets of
Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and Emerging Growth Subaccount of CUNA Mutual Life Variable Account for each of the years in the two-year period ended December 31, 1998, and the condensed financial information for each of the years in the four-year (two years and eight months for Emerging Growth Subaccount) period ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the results of operations and changes in net assets of Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and Emerging Growth Subaccount of CUNA Mutual Life Variable Account for each of the years in the two-year period ended December 31, 1998, and the condensed financial information for each of the years in the four-year (two years and eight months for Emerging Growth Subaccount) period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                    KPMG LLP
Des Moines, Iowa
February 5, 1999

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                 Statutory Basis
              For the Years Ended December 31, 1999, 1998 and 1997

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statement of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 1999, and the related statutory statements of operations, changes in surplus and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company as of December 31, 1998, and for each of the two years in the period then ended were audited by other independent accountants whose report dated March 19, 1999, expressed an unqualified opinion on those statements as to conformity with the basis of accounting described in Note 2. The other independent accountants also expressed an adverse opinion with regard to accounting principles generally accepted in the United States, as a result of the material differences between the basis of accounting described in Note 2 and accounting principles generally accepted in the United States.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States. The effects on the 1998 and 1997 financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are also described in Note 2. The effects of such variances on the 1999 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities of the Company as of December 31, 1999, and for the year then ended, is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

March 31, 2000


                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
                           December 31, 1999 and 1998
                                 (in thousands)
Admitted Assets                                                1999                     1998
---------------                                                ----                     ----
Investments:
  Bonds and notes                                            1,509,325               $1,517,147
  Stocks
     Preferred                                                      41                       71
     Common                                                     82,086                   77,036
  Mortgage loans on real estate                                325,603                  306,037
  Real estate                                                   58,746                   62,345
  Policy loans                                                 101,830                  101,569
  Other invested assets                                         18,311                   16,799
  Receivable for securities                                      7,250                   19,886
  Cash and short-term investments                               87,518                   74,740
  ---------------------------------------------------------------------------------------------
Total cash and investments                                   2,190,710                2,175,630

Premiums receivable                                             16,274                   15,147
Accrued investment income                                       26,680                   28,005
Electronic data processing equipment
  at cost, less accumulated depreciation                         1,610                    2,230
  (1999 - 7,070; 1998 - 6,744)
Receivable from affiliates                                      12,169                    8,121
Other assets                                                     1,685                    2,295
Separate accounts                                            2,611,459                1,830,012
-----------------------------------------------------------------------------------------------

Total admitted assets                                       $4,860,587               $4,061,440
-----------------------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
                           December 31, 1999 and 1998
                                 (in thousands)

                         Liabilities and Surplus              1999                     1998
                         -----------------------              ----                     ----
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                   $1,649,573               $1,672,272
     Accident and health insurance                              14,106                   12,611
  Supplementary contracts without life contingencies            80,747                   76,131
  Policyholders' dividend accumulation                         157,858                  156,216
  Policy and contract claims                                    10,373                    9,850
  Other policyholders' funds

     Dividends payable to policyholders                         25,190                   24,450
     Premiums and other deposit funds                            3,573                    4,194
  Interest maintenance reserve                                   3,482                    5,694
  Payable to affiliates                                         17,959                   13,525
  Amounts held for others                                       18,952                   18,923
  Commissions, expenses, taxes, licenses and fees accrued       17,728                   14,594
  Asset valuation reserve                                       56,762                   48,395
  Loss contingency reserve for investments                       5,800                    5,800
  Federal income taxes due and accrued                          15,906                    5,025
  Note payable                                                   1,300                    1,300
  Payable for securities                                         2,887                    2,031
  Other liabilities                                                577                       83
  Separate accounts                                          2,555,312                1,784,589
  ----------------------------------------------------------------------------------------------


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                    Statutory Statements of Admitted Assets,
                       Liabilities and Capital and Surplus
                     December 31, 1999 and 1998 (continued)
                                 (in thousands)

                         Liabilities and Surplus              1999                       1998
                         -----------------------              ----                       ----
Total liabilities                                             4,638,085               3,855,683
-----------------------------------------------------------------------------------------------
Surplus:
  Unassigned surplus                                            222,502                 205,757
-----------------------------------------------------------------------------------------------

Total surplus                                                   222,502                 205,757
-----------------------------------------------------------------------------------------------

Total liabilities and surplus                                $4,860,587              $4,061,440
-----------------------------------------------------------------------------------------------
See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                              1999                    1998             1997
                                                              ----                    ----             ----
Income:
  Premiums and other considerations:
    Life and annuity contracts                               $515,917                $466,203        $414,724
    Accident and health                                        21,892                  18,292          14,886
    Supplementary contracts and dividend accumulations         38,294                  43,547          44,194
    Other deposit funds                                       254,015                 159,786         114,825
  Net investment income                                       148,915                 148,998         168,192
  Reinsurance commissions                                       8,661                   7,871           9,601
  Separate accounts income and fees                            22,723                  15,892           9,907
  Other income                                                  6,362                  5,760            5,840
  -----------------------------------------------------------------------------------------------------------

Total income                                                1,016,779                 866,349         782,169
-------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                  224,978                 123,982          86,525
  Surrender benefits                                          207,924                 189,343         176,291
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                   41,862                  47,431          44,747
  Other benefits to policyholders and beneficiaries            20,494                  18,244          17,509
  Decrease in policy reserves - life and annuity
    contracts and accident and health insurance               (21,204)                (76,839)        (78,148)
  Increase in liabilities for supplementary contracts
    without life contingencies and policyholders' dividend
     accumulations                                              6,271                   5,687           6,954
  Decrease in group annuity reserves                             (523)                   (225)             (2)
  Increase in benefit fund                                        902                    870           3,975
  General insurance expenses, including cost of collection
    in excess of loading on due and deferred premiums and
    other expenses                                             64,451                  60,126          60,722
  Insurance taxes, licenses, fees and commissions              59,186                  49,305          43,956
  Net transfers to separate accounts                          367,835                 408,384         369,788
  -----------------------------------------------------------------------------------------------------------

Total benefits and expenses                                   972,176                 826,308         732,317
-------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
  income taxes, and net realized capital gains                 44,603                  40,041          49,852
Dividends to policyholders                                     25,107                  24,441          23,670
-------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains                                19,496                  15,600          26,182
Federal income taxes                                            7,802                   4,436          12,208
-------------------------------------------------------------------------------------------------------------

Income before net realized capital gains                       11,694                  11,164          13,974
Net realized capital gains (losses), less federal income
    taxes and transfers to the interest maintenance reserve     7,099                    (317)          3,885
-------------------------------------------------------------------------------------------------------------

Net income                                                   $18,793                  $10,847         $17,859
-------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
             Statutory Statements of Changes in Capital and Surplus
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                               1999                    1998            1997
                                                               ----                    ----            ----
Balance at beginning of year                                 $205,757                $190,681        $163,304
-------------------------------------------------------------------------------------------------------------

Additions (deductions):
  Net income                                                   18,793                  10,847          17,859
  Change in net unrealized gains                                5,569                  10,070           6,752
  Change in asset valuation reserve                            (8,367)                 (6,639)            257
  Change in nonadmitted assets                                    749                     543             285
  Change in surplus of separate accounts                           76                     (64)            209
  Change in separate account seed money                           (77)                     64            (189)
  Change in loss contingency reserve for investments               --                     250           2,200
  Other miscellaneous changes                                       2                       5               4
-------------------------------------------------------------------------------------------------------------

Net additions                                                  16,745                  15,076          27,377
-------------------------------------------------------------------------------------------------------------

Balance at end of year                                       $222,502                $205,757        $190,681
-------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                               1999       1998         1997
                                                               ----       ----         ----
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                               $513,927   $463,537     $412,840
    Accident and health                                        22,298     17,903       14,754
    Supplementary contracts and dividend accumulations         38,294     43,546       44,194
    Other deposit funds                                       254,015    159,786      114,826
  Net investment income received                              154,266    160,304      177,984
  Reinsurance commissions                                       8,661      7,871        8,425
  Separate accounts income and fees                            22,712     15,858        9,885
  Other income                                                  5,282      4,786        4,931
---------------------------------------------------------------------------------------------

 Total provided from operations                              1,019,455   873,591       787,839
 ---------------------------------------------------------------------------------------------

  Life and accident and health claims paid                     50,226     46,128       42,004
  Surrender benefits                                          207,924    189,343      176,291
  Other benefits to policyholders paid                        236,415    140,575      105,505
  Commissions, other expenses and taxes paid, excluding
    federal income taxes                                      119,767    107,589      105,834
  Dividends to policyholders paid                              24,380     23,756       23,161
  Federal income taxes                                          1,194      (181)       14,558
  Net transfers to separate accounts                          378,471    419,156      383,942
  Interest paid on defined benefit plans                          902      1,338        3,507
  Other                                                            77         --          189
  -------------------------------------------------------------------------------------------

Total used in operations                                    1,019,356    927,704      854,991
---------------------------------------------------------------------------------------------

Net cash provided from (used in) operations                        99    (54,113)     (67,152)
----------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds and notes                                           826,675    296,732      285,135
    Stocks                                                     37,955     17,412       17,223
    Mortgage loans on real estate                              29,034     77,980       47,892
    Other invested assets                                       1,091        562          969
    Investment real estate                                      6,427      3,950       17,701
---------------------------------------------------------------------------------------------

Total investment proceeds                                     901,182    396,636      368,920
---------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                           819,514    243,804      200,692
    Stocks                                                     26,969     24,923       29,724
    Mortgage loans on real estate                              48,571     17,956        4,704
    Investment real estate                                      5,471      5,222       10,929
    Other invested assets                                          --     10,461           --
    Other cash used                                             3,165        109        4,098
    -----------------------------------------------------------------------------------------

Total investments acquired                                    903,690    302,475      250,147
Increase (decrease) in policy loans and premium notes             262        500         (475)
----------------------------------------------------------------------------------------------


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                 Statutory Statements of Cash Flow (continued)
                  Years Ended December 31, 1999, 1998 and 1997
                                 (in thousands)

                                                               1999       1998          1997
Net cash (used in) provided from investments                  (2,770)     93,661      119,248
---------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources -
     Transfer of defined benefit pension plan assets               --         --      (42,247)
     Other cash provided (applied), net                        15,449      7,932      (15,879)
     -----------------------------------------------------------------------------------------

Net change in cash and short-term investments                  12,778     47,480       (6,030)
Cash and short-term investments at beginning of year           74,740     27,260       33,290
---------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                $87,518    $74,740      $27,260
---------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1)  Nature of Business

     CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance products through face-to-face and direct response distribution systems. The Company's operations are conducted in 49 states and the District of Columbia. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments. The Company owns 50% of CIMCO, Inc., a registered investment advisor.

(2)  Basis of Presentation and Summary of Significant Accounting Policies

     Basis of Presentation

     The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from generally accepted accounting principles in the United States (GAAP). The Company currently does not apply any significant permitted accounting practices. The following summary identifies the significant differences from GAAP:

          -Acquisition costs such as commissions, premium taxes, and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

          -Bonds are generally recorded at amortized cost rather than fair value, and are not classified as either held to maturity securities, trading securities, or available for sale securities;

          -Majority owned subsidiaries are not consolidated, and are carried at their underlying statutory book value;

          -Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP based on reasonably conservative estimates of mortality, interest and withdrawals;

          -Derivative investment contract hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;

          -Tax expense is recorded for amounts currently due or recoverable, and deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory book basis and tax basis of assets and liabilities;

          -"Nonadmitted assets" (principally, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

          -The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

          -The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition;

          -Reserves established for potential bond and mortgage loan defaults or real estate impairments are recorded as liabilities by direct charges to unassigned surplus;

          -Pension cost is equal to the amount to be funded in accordance with accepted actuarial cost methods rather than recognizing pension cost over the period participants render service to the Company and recording a liability currently for all unfunded costs;

          -Certain postretirement benefits are accrued when employees become vested for benefits rather than over the vesting period;

          -Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

          -Deposits, surrenders, and benefits on annuity contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

     A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

     =================================================== ===================== ====================
                                                                 1998                 1997
     --------------------------------------------------- --------------------- --------------------
                                                                                   As Restated

                               Net income
     Statutory net income                                      $  10,847             $  17,859
     Adjustments:
          Federal income taxes                                    (7,623)                1,982
          Deferred policy acquisition costs                       20,322                18,593
          Insurance reserves                                      (9,478)              (10,765)
          Investments                                              2,885                  (414)
          Pension benefits                                         1,135                 1,175
          Other                                                    2,998                (1,983)
                                                               ---------            ----------
     GAAP net income                                           $  21,086             $  26,447
                                                               =========             =========

                                 Surplus
     Statutory surplus                                          $205,756              $190,681
         Adjustments:
         Federal income taxes                                   (22,119)                9,411
         Deferred policy acquisition costs                      158,795               142,710
         Insurance reserves                                     (84,984)              (75,506)
         Investments                                             76,853                37,409
         Employee benefits                                      (19,183)              (20,072)
         Dividends payable to policyholders                      12,225                11,890
         Other                                                    8,590                 3,723
    --------------------------------------------------- --------------------- --------------------
    GAAP surplus                                               $335,933              $300,246
    =================================================== ===================== ====================

     The effects of these variances on net income and surplus at December 31, 1999, although not determined as of this date, are presumed to be material.

     Investments

     Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC). Bonds and notes and short-term investments are generally carried at amortized cost, preferred stocks are stated at cost, common stocks of unaffiliated companies at market value, and mortgage loans at the unpaid balance, adjusted for unamortized premium or discount. Bonds that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets, and investments in subsidiaries are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their aggregate unpaid balances.

     Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

     Realized gains and losses on the sale of investments are reported in income based upon the first-in, first-out method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.

     Provision for Depreciation

     The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

     Policy Reserves

     During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5% to 5.0%. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5% to 5.5%. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5% to 4% interest to the 1941 C.S.O. table with 2.5% interest. Approximately 24% of the life reserves are calculated on a net level reserve basis and 76% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using the continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5% to 7.5%.

     Provision for Participating Policy Dividends

     The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9% of ordinary life insurance in force and premiums received during 1999.

     Statutory Valuation Reserves

     The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to unassigned surplus.

     Revenue Recognition

     Term life and whole life insurance premiums are recognized as premium income when due. Modal payment dates on the underlying term and whole life policies can be monthly, quarterly, semi-annually or annually. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums and premiums for employee benefit coverages are recognized as income when due.

     Pension Costs

     Pension costs relating to the Company's pension plans are computed on the basis of accepted actuarial methods. The annual contributions are computed according to the aggregate funding method, which produces an annual normal cost at each valuation date. Such annual normal cost provides for spreading the excess of the present value of future benefits over the value of the assets of the plan as a level percentage of payroll over the remaining period of service of active employees on the valuation date based upon the actuarial assumptions adopted. Gains and losses which arise on each valuation date as the result of differences between the actual experience and that expected by the actuarial assumptions are spread over the remaining period of service of active employees. The Company's policy is to fund pension costs accrued.

     Benefit Plans

     The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service. Retirees pay a portion of the medical coverage premium based upon age. Retirees can utilize sick leave balances to reduce required premium payments. There is no retiree premium for life coverage. The Company records an accrual for the estimated costs of retiree medical and life benefits over the period during which employees render the service that qualifies them for benefits. Benefits are generally funded on a pay-as-you-go basis.

     Derivative Financial Instruments

     The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value.

     Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

     Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

     Reinsurance

     Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

     Separate Accounts

     Separate account assets are funds of separate account contractholders and the Company, segregated into accounts with specific investment objectives. The assets are generally carried at fair value. An offsetting liability is maintained to the extent of contractholders' interests in the assets.

     Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus. Contractholders' interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in operations.

     Risks and Uncertainties

     In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statutory statements of admitted assets, liabilities and surplus and operations for the reporting period. Actual results could differ from those estimates. Investment valuations and insurance reserves are most affected by the use of estimates and assumptions.

     The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques that attempt to match the duration of the assets with the estimated duration of the liabilities. The Company also uses derivative financial instruments at December 31, 1999 and 1998, to manage interest rate exposures.

     The Company is subject to the risk that issuers of securities or mortgages owned by the Company will default, or other parties, including reinsurers or mortgagors who owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance and credit and collection policies.

     The Company is subject to the risk that the legal or regulatory environment in which the Company operates will change and create additional costs and expenses not anticipated by the Company in pricing its products. In other words, regulatory initiatives designed to reduce insurer profits or new legal theories may create costs for the insurer beyond those recorded in the statutory financial statements. The Company mitigates this risk by operating in a geographically diverse area, thus reducing its exposure to any single jurisdiction, closely monitoring the regulatory environment to anticipate changes and by using underwriting and loss adjusting practices that identify and minimize the potential adverse impact of this risk.

     The Company is also contingently liable for guaranty fund assessments related to the insolvencies of unaffiliated insurance companies. Estimated accruals of $1,300,000 for such assessments have been included in the accompanying statutory financial statements for both 1999 and 1998.

     Statutory Accounting Practices

     The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAPs) which, in accordance with the rules adopted by the Insurance Department, will take effect January 1, 2001. The effect of adopting the SSAPs will be reported as an adjustment to unassigned surplus on the effective date. Although generally consistent with current statutory practices, there are differences which could have a material impact on the Company. The ultimate impact on unassigned surplus has not been determined.

(3)  Disclosures About Fair Value of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of FinancialInstruments, requires disclosure of fair value information about certain on and off-balance sheet financial instruments. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all non-financial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

     The  following  methods  and  assumptions  were  used  by  the  Company  in
     estimating   its  fair  value   disclosures   for   significant   financial
     instruments:

     Cash, Short-term Investments and Accrued Investment Income

     The carrying amounts reported in the statutory statements of admitted assets, liabilities and surplus for these instruments approximate their fair values.

     Bonds and Stocks

     Fair values for bonds and notes are based on quoted market prices, where available. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of preferred and unaffiliated common stocks are based on quoted market prices. The carrying values and fair value for these instruments is disclosed in
     Note 4.

     Derivative Financial Instruments

     The carrying value and fair value of the derivative financial instruments are disclosed in Note 4.

     Mortgage Loans on Real Estate

     The fair value for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. The carrying and fair values for these instruments are disclosed in Note 4.

     Separate Account Assets and Liabilities

     The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand. The carrying amounts reported in these accounts approximate their fair values.

     Investment-type Contracts

     The  fair  values  of  the  Company's   liabilities  under  investment-type
     insurance contracts such as annuities are estimated using the cash surrender value of the contracts. The carrying value and estimated fair value of these liabilities were $1,048,621,000 and $1,044,371,000 for 1999 and $1,100,994,000 and $1,096,826,000 for 1998, respectively.

(4)  Investments

     Bonds and Notes

     The statement value, which principally represents amortized cost, gross unrealized gains and losses and the estimated fair value of investments in bonds and notes as of December 31, 1999 and 1998 are as follows (000s omitted):

     ======================================= =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
                  December 31, 1999              Value           Gains           Losses        Fair Value
     --------------------------------------- --------------- --------------- --------------- ---------------
     United States governments
        and agencies                        $        98,891            325           (970)           98,246
     Foreign government securities                   18,425            352            (35)           18,742
     Corporate securities                           763,184          8,962        (15,533)          756,613
     Mortgage-backed and other
        structured securities                       581,009          1,088        (24,074)          558,023
     Other debt securities                           47,816            495           (772)           47,539
     --------------------------------------- --------------- --------------- --------------- ---------------
     Total bonds and notes                   $    1,509,325        $11,222       $(41,384)       $1,479,163

     ======================================= =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
                  December 31, 1998              Value           Gains           Losses        Fair Value
     --------------------------------------- --------------- --------------- --------------- ---------------
     United States governments
        and agencies                          $      56,037       $  2,539          $   -     $      58,576
     States and political subdivisions
        Securities                                       38              -              -                38
     Foreign government securities                   16,433          1,487              -            17,920
     Corporate securities                           885,831         52,988         (1,629)          937,190
     Mortgage-backed and other
        structured securities                       524,821          9,794         (3,703)          530,912
     Other debt securities                           33,987          1,963              -            35,950
     --------------------------------------- --------------- --------------- --------------- ---------------
     Total bonds and notes                       $1,517,147        $68,771        $(5,332)       $1,580,586
     ======================================= =============== =============== =============== ===============

     Cumulative unrealized losses of $158,000 and $409,000 at December 31, 1999 and 1998, respectively, have been recorded for bonds and notes that have been determined by the NAIC to have an impairment in value. In addition to the AVR provision, a loss contingency reserve of $1,700,000 has been established at December 31, 1999 and 1998, for projected bond losses.

     The statement value and estimated fair value of bonds and notes at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.


     =================================================== ====================== ======================
                                                               Statement              Estimated
     (000's omitted)                                             Value               Fair Value
     --------------------------------------------------- ---------------------- ----------------------
     Due in one year or less                                     $   44,936              $  44,815
     Due after one year through five years                          559,458                557,268
     Due after five years through ten years                         228,070                225,330
     Due after ten years                                             95,852                 93,727
     --------------------------------------------------- ---------------------- ----------------------
     Total bonds                                                    928,316                921,140
     Mortgage-backed and other structured securities                581,009                558,023
     --------------------------------------------------- ---------------------- ----------------------
     Total bonds and notes                                       $1,509,325             $1,479,163
     =================================================== ====================== ======================

     Proceeds from sales of bonds and notes were $574,495,000, $66,335,000, and $43,061,000 during 1999, 1998 and 1997, respectively. Gross gains of $4,163,000, $1,735,000, and $589,000 and gross losses of $6,240,000,
     $1,886,000, and $137,000 were realized on those sales in 1999, 1998 and 1997, respectively.

     Stocks

     The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

     ====================================== =============== =============================== ===============
                                                                   Gross Unrealized           Estimated
                  December 31, 1999              Cost           Gains           Losses        Fair Value
     -------------------------------------- --------------- --------------- --------------- ---------------
     Common stock                            $      55,959        $22,887        $(2,567)          $76,279
     Preferred stock                                    41              -             (7)               34
     ====================================== =============== =============== =============== ===============

     ====================================== =============== =============================== ===============
                                                                   Gross Unrealized           Estimated
                  December 31, 1998              Cost           Gains           Losses        Fair Value
     -------------------------------------- --------------- --------------- --------------- ---------------
     Common stock                                  $55,551        $20,297        $(2,090)          $73,758
     Preferred stock                                    71              -             (4)               67
     ====================================== =============== =============== =============== ===============

     Mortgage Loans on Real Estate

     The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20% (the largest State is Illinois with 14%) of the aggregate mortgage loan portfolio balance and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. In addition to the AVR, a loss contingency reserve of $2,000,000 has been provided for mortgage loans on real estate as of December 31, 1999 and 1998.

     The carrying value and estimated fair value of the mortgage loan portfolio at December 31, 1999 and 1998 are as follows (000s omitted):


     =============== ====================== ======================
                           Carrying               Estimated
                             Value               Fair Value
     --------------- ---------------------- ----------------------
     1999                  $    325,603           $    320,393
     1998                       306,037                328,591
     =============== ====================== ======================

     Assets Designated

     The statement value of assets designated for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

     ============================================= ====================== ======================
                                                                1999                   1998
     --------------------------------------------- ---------------------- ----------------------
     Bonds and notes and short-term investments    $        1,454,904             $1,527,512
     Mortgage loans on real estate                            325,603                306,037
     Policy loans                                             101,831                101,569
     --------------------------------------------- ---------------------- ----------------------

     Total assets designated                       $         1,882,338            $1,935,118
     ============================================= ====================== ======================

     Net Investment Income

     Components of net investment income for the years ended December 31 are as follows (000s omitted):

     ====================================== =================== =================== ===================
                                                     1999                 1998                1997
     -------------------------------------- ------------------- ------------------- -------------------
     Bonds and notes                              $112,788            $114,421            $123,395
     Stocks                                          1,431               1,198                 458
     Mortgage loans on real estate                  27,133              29,057              34,372
     Investment real estate                          9,486               9,244              10,158
     Policy loans                                    6,609               6,664               6,571
     Other invested assets                           2,060              (2,244)              4,711
     Short-term investments                          4,604               2,175               2,689
     Derivative financial instruments               (3,190)             (1,835)             (1,445)
     Other                                             328               2,911                  11
     -------------------------------------- ------------------- ------------------- -------------------
          Gross investment income                  161,249             161,591             180,920
     Less investment expenses                       12,334              12,593              12,728
     -------------------------------------- ------------------- ------------------- -------------------
          Net investment income                   $148,998            $168,192            $148,915
     ====================================== =================== =================== ===================

     The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, and real estate expenses are deducted from investment income to determine the net investment income reported in the financial statements.

     Realized Gains and Losses

     Net realized investment gains and losses for the years ended December 31 are summarized as follows (000s omitted):


     ============================================= ================= ================= =================
                                                              1999             1998              1997
     --------------------------------------------- ----------------- ----------------- -----------------
     Bonds and notes                                     $(1,730)          $(1,645)           $1,843
     Stocks                                               10,872             3,832             2,853
     Mortgage loans on real estate                             5             2,965             1,030
     Investment real estate                                1,172               413             3,056
     Derivative financial instruments                          -              (108)                -
     Short-term investments and other
        invested assets                                        -            -                     12
     --------------------------------------------- ----------------- ----------------- -----------------
                                                          10,319             5,457             8,794
     Less:
        Capital gains tax                                  4,273             2,566             3,057
        Transfer to interest maintenance reserve          (1,053)            3,208             1,852
     --------------------------------------------- ----------------- ----------------- -----------------
          Net realized investment gains (losses)   $        7,099       $     (317)           $3,885
     ============================================= ================= ================= =================

     Derivative Financial Instruments

     As of December 31, 1999, the Company had an interest rate swap agreement with a major financial institution, having a notional amount of $100 million. Under the agreement, the Company receives interest payments at a floating rate based on an interest rate index, which was 5.95% as of December 31, 1999, and pays interest on the same notional amount at a fixed rate, which was 6.96%. Amounts exchanged as a part of the interest rate differential are accounted for as adjustments to investment income. This interest rate swap agreement is scheduled to terminate in 2000. As of December 31, 1999 and 1998, the fair value of the interest rate swap agreement was ($386,000) and ($3,420,000), respectively. This negative fair value represents the estimated amount the Company would have to pay to cancel the contract or transfer it to another party.

     The Company had three interest rate cap agreements with two major financial institutions which terminated in 1999. The Company paid $2,280,000 for these agreements. The agreements entitled the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps was amortized over the term of the agreements.

     The Company had a one-year total return swap agreement which terminated in 1999. The purpose was to increase exposure to the high yield bond market, consistent with the Company's strategic asset allocation. The Company paid interest on a notional amount of $25 million based on the one-month LIBOR interest rate and received the total return of a high yield bond index on the same notional amount. Net settlements were made quarterly. The position was further hedged by ownership of a $25 million one-year bond that paid a floating rate that was also based upon LIBOR. The net effect was the equivalent of a $25 million investment in high-yield fixed maturities without incurring the specific credit risks and transaction costs of purchasing individual securities. The Company recognized ($930,000) and $511,000 of income in 1999 and 1998, respectively, relating to this derivative investment.

     During 1999, the Company invested in short Municipal Bond Index futures with a face amount of approximately $14.1 million. The purpose of the investment is to help reduce overall general account duration, consistent with the Company's strategic asset allocation.

     The Company is exposed to credit losses in the event of nonperformance by the counter-party to its swap agreement. The Company anticipates, however, that the counter-party will be able to fully satisfy its obligation under the contract. The Company monitors the credit standing of the counter-party. The futures contracts are traded on an exchange and have no counter-party risk.

     Real Estate

     A summary of real estate held as of December 31 is as follows (000s omitted):


     =================================== ================== ====================
                                                 1999                   1998
     ----------------------------------- ------------------ --------------------
     Cost:
        Investment real estate                   $74,713              $83,537
        Home office                               16,390               16,064
     ----------------------------------- ------------------ --------------------
                                                  91,103               99,601
     Less accumulated depreciation                32,357               37,256
     ----------------------------------- ------------------ --------------------
     Total real estate                           $58,746              $62,345
     =================================== ================== ====================

     Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. In addition to the AVR provision, a loss contingency reserve of $2,100,000 at December 31, 1999 and 1998, has been provided for potential impairments of investment real estate.

     Self-occupancy Rent

     Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $1,077,181, $1,113,977 and $1,092,600 in 1999, 1998 and 1997, respectively.

(5)  Note Payable

     As of December 31, 1999 and 1998, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September 2001. The loan agreement includes a grant provision forgiving 15% of the original balance in September 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

(6)  Related Party Transactions

     The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual life insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each year-end, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary.

     CMLIC allocated expenses of $31,048,000 in 1999, $30,586,000 in 1998 and $25,278,000 in 1997 to CMIS and its affiliates. CMIS allocated expenses to the Company of $41,864,000 in 1999, $37,818,000 in 1998 and $34,096,000 in
     1997.

     Equity security investments on December 31, 1999 and 1998, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. and the 50% ownership of CIMCO Inc. (CIMCO), a registered investment advisor. A wholly owned subsidiary, Red Fox Motor Hotel Corporation, was dissolved in 1999 and the Company realized a gain of $213,000. The carrying value of the subsidiary investments was $5,806,000 and $3,278,000 at December 31, 1999 and 1998, respectively.

     The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled monthly.

     The Company has a note receivable from CUNA Mutual  Investment  Corporation
     (CMIC), a wholly owned subsidiary of CMIS, with a stated maturity date of January 15, 2011. The effective yield on the date of the agreement in 1995 was 10.62%. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The statement value of the note was $3.4 million and $5.1 million at 1999 and 1998, respectively, and is included in other invested assets. The Company recognized interest income of $33,000 in 1999, $676,000 in 1998 and $1,074,000 in 1997 relating to this note.

     The Company is party to an agreement with CIMCO for investment advisory services. CIMCO provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to CIMCO totaling $2,350,000, $2,172,000, and $2,115,000 for 1999, 1998, and 1997, respectively.

     CUNA Mutual created its own proprietary mutual funds entitled MEMBERS Mutual Funds, which became available to the public in 1998. The carrying value of the Company's investments in the funds was $12,533,000 and $20,332,000 at 1999 and 1998, respectively, and is included with common stocks.

(7)  Separate Accounts

     The Company has three separate account components. The first component is used for the investment of premiums on flexible premium variable universal life insurance policies and has ten subaccounts, which invest exclusively in shares of a single corresponding fund. Nine of the funds - Capital Appreciation Stock, Growth and Income Stock, Balanced (combination of common stock and bond), Bond, Money Market, Treasury 2000, International Stock, World Governments and Emerging Growth are offered as investment options for the first generation of the Company's variable universal life product. The tenth fund, Mid-Cap Stock, is offered as an investment option for a second generation of the variable universal life product, while the Treasury 2000 is not available for this generation. The second component is used for the investment of group annuity premium deposits and has 10 subaccounts, which invest in all but the Treasury 2000 fund and Mid-Cap Stock, plus High Income and Developing Markets subaccounts. The third component is used for the investment of premiums received on variable annuity contracts and has 11 subaccounts, which invest in all but the Treasury 2000 fund, plus High Income and Developing Markets subaccounts.

(8)  Annuity Reserves and Deposit Liabilities

     The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):

     ========================================================= ================== ===================
                                                                          1999               1998
     --------------------------------------------------------- ------------------ -------------------
     Subject to discretionary withdrawal:
        With market value adjustment                               $  923,751         $   724,535
        At book value less surrender charge of 5% or more             244,875             298,044
        At market value                                             1,706,174           1,181,132
        At book value, with minimal or no charge adjustment           699,544             714,170
     Not subject to discretionary withdrawal                           46,948              41,091
     --------------------------------------------------------- ------------------ -------------------
                                                                    3,621,292           2,958,972
     Reinsurance ceded                                                378,290             395,706
     --------------------------------------------------------- ------------------ -------------------
     Total annuity reserves                                        $3,243,002          $2,563,266
     ========================================================= ================== ===================

(9)  Reinsurance

     In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

     The effects of reinsurance on premium income and on claims benefit expenses incurred are as follows (000s omitted):


     ======================================== ================= ================= =================
                                                      1999              1998              1997
     ---------------------------------------- ----------------- ----------------- -----------------
     Premium income:
        Direct                                     $506,538          $458,408          $423,146
        Assumed from affiliates                      56,846            48,355            39,644
        Ceded to affiliates                          20,875            18,369            30,118
        Ceded to non-affiliates                       4,700             3,899             3,062
     ---------------------------------------- ----------------- ----------------- -----------------
     Premium income, net of reinsurance            $537,809          $484,495          $429,610
     ---------------------------------------- ----------------- ----------------- -----------------
     Benefit expenses:
        Direct                                     $233,737          $136,727          $100,413
        Assumed from affiliates                      17,591            13,875            11,266
        Ceded to affiliates                          10,857            12,278            11,141
        Ceded to non-affiliates                         677             1,389             1,360
     ---------------------------------------- ----------------- ----------------- -----------------
     Benefit expenses, net of reinsurance          $239,794          $136,935         $  99,178
     ======================================== ================= ================= =================

     Policy reserves and claim liabilities are net of reinsurance balances of (000s omitted) $453,448 and $464,940 at December 31, 1999 and 1998,
     respectively.

(10) Liability for Claim Reserves

     Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

     ================================================= ================== ==================
                                                               1999               1998
     ------------------------------------------------- ------------------ ------------------
     Balance as of January 1, net of reinsurance
        recoverables of $820 and $679                           $6,820             $5,589
     Incurred related to:
        Current year                                             9,238              5,960
        Prior year                                              (1,809)              (464)
     ------------------------------------------------- ------------------ ------------------
        Total incurred                                           7,429              5,496
     ------------------------------------------------- ------------------ ------------------
     Paid related to:
        Current year                                             3,543              2,766
        Prior years                                              1,971              1,499
     ------------------------------------------------- ------------------ ------------------
        Total paid                                               5,514              4,265
     ------------------------------------------------- ------------------ ------------------
     Balance as of December 31, net of reinsurance
        recoverables of $1,043 and $820                         $8,735             $6,820
     ================================================= ================== ==================

     The liability for accident and health claim reserves for prior years decreased by $1,809,000 in 1999 and $464,000 in 1998 due to experience improvements as determined by the actuarial analyses of claim reserves.

(11) Federal Income Taxes

     The Company files a consolidated life/nonlife federal income tax return with its subsidiaries. The Company's policy is to collect from or refund to its subsidiaries the amount of taxes applicable to its operations had it filed a separate return. Net federal income taxes payable or recoverable reflect balances payable to or due from subsidiaries and the Internal Revenue Service (IRS) as follows (000s omitted):


     ========================= ====================== ======================
                                       1999                   1998
     ------------------------- ---------------------- ----------------------
     Due from subsidiaries                $     -                $     -
     Due (to)/from IRS                    (15,906)                (5,025)
                                          --------              --------
                                         $(15,906)               $(5,025)
     ========================= ====================== ======================

     The actual federal income tax expense differs from "expected" tax expense computed by applying the statutory federal income tax rate of 35% to the earnings before federal income taxes and net realized capital gains (losses) for the following reasons (000s omitted):

     ================================ ======================== ========================= ========================
                                               1999                      1998                     1997
                                        Amount      Percent      Amount       Percent      Amount      Percent
     -------------------------------- ------------ ----------- ------------ ------------ ----------- ------------
     Tax expense
        computed at federal
        corporate tax rate               $6,824       35.0%       $5,460       35.0%        $9,164      35.0%
     Nontaxable
        investment income                (2,959)     (15.2)       (2,587)     (16.6)        (1,419)     (5.4)
     Mutual life insurance
        company differential
        earnings tax                      3,276       16.8         3,450       22.1          4,200      16.0
     Deferred acquisition costs             870        4.5           681        4.4          1,465       5.6
     Book and tax reserve
        change                             (527)      (2.7)       (1,569)     (10.1)          (670)     (2.6)
     Prior-year over/under
        accrual                            (979)      (5.0)          (72)      (0.5)          (200)      (.8)
     General and
     administrative expenses              1,208        6.2          (543)      (3.5)
     Other, net                            (170)      (0.9)         (619)      (3.9)           857       3.3
     Accrued policyholder
        dividends                           259        1.3           235        1.5         (1,189)     (4.5)
     -------------------------------- ------------ ----------- ------------ ------------ ----------- ------------
          Total federal income
             tax expense                 $7,802       40.0%       $4,436       28.4%       $12,208      46.6%
     ================================ ============ =========== ============ ============ =========== ============

     The Company's consolidated federal income tax return has been examined by the IRS through the year ending December 31, 1996. No material adjustments resulted from the examination.

(12) Benefit Plans

     Post Retirement Benefit

     The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. Until December 12, 1997, the pension plans were funded through a Deposit Administration contract issued by the Company. On December 12, 1997, the Company transferred the plan assets from the Deposit Administration contract to State Street Bank and Trust Company as trustee. The amount transferred was $43,871,000 for the defined benefit pension plans. Plan assets are now invested primarily in the Ultra Series Funds, an affiliated investment, which serves as the investment vehicle for the Company's variable insurance, annuity and pension products. The total pension expense for 1999, 1998 and 1997 was $1,812,000, $2,614,000, and
     $2,674,000, respectively.

     The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of post-retirement benefits other than pensions is recognized by the Company during the employee's active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over twenty years.

     Financial information related to the plans is shown below (000s omitted):

                                                      Pension Benefits                   Other Benefits
                                                   1999              1998             1999             1998
                                             ----------------- ----------------- ---------------- ---------------
   Benefit obligation at December 31         $     (53,672)    $     (47,912)    $(8,738)           $(8,616)

   Fair value of plan assets at
        December 31                                 62,312            54,074           -                -
                                             ----------------- ----------------- ---------------- ---------------
   Funded status                                     8,640             6,162      (8,738)            (8,616)
   Unrecognized prior service cost                      -                  -          20                 32
   Unrecognized net (gain) loss                     (15,541)         (14,444)        749              1,704
   Unrecognized net transition
        (asset) liability                            (1,232)               -       1,467              1,599
                                             ----------------- ----------------- ---------------- ---------------
   (Accrued) prepaid benefit cost            $       (8,133)   $      (8,282)    $(6,502)           $(5,281)
                                             ================= ================= ================ ===============
   Benefit cost                              $         1,187   $            744  $ 1,506            $ 1,577
                                             ================= ================= ================ ===============

                                                      Pension Benefits                   Other Benefits
                                                   1999              1998             1999             1998
                                             ------------------ ---------------- ---------------- ---------------
   Discount rate                                  7.0%               7.0%             7.5%             7.5%
   Expected return on plan assets                 7.0%               7.0%             8.0%             8.0%
   Rate of compensation increase                  5.0%               5.0%             5.0%             5.0%

     For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.0%.

     Defined Contribution Pension Plans

     The Company has two defined contribution plans (401[k] and thrift) which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to 50% of the employees' contributions, up to a maximum of 3% of the employees' salaries. The Company contributions were approximately $1,379,000, $1,212,000 and $998,000 for the years ended December 31, 1999,
     1998 and 1997, respectively.

     Nonqualified Pension Plans

     In addition to the defined benefit and defined contribution plans mentioned above, the Company has a variety of deferred compensation and supplemental benefit plans available to qualifying employees. Liabilities of these plans totaled $2,079,000 and $1,929,000 as of December 31, 1999 and 1998,
     respectively.

(13) Statutory Financial Data

     Iowa has adopted Risk Based Capital (RBC) requirements for U. S. life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1999, the Total Adjusted Capital and Authorized Control Level - Risk Based Capital for the Company were $291,858,000 and $49,642,000, respectively. At this level of total adjusted capital, no action is required.

(14) Commitments and Contingencies

     The Company participates in a securities lending program. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 1999 and 1998, the amortized cost of securities loaned by the Company totaled $54,420,000 and $9,935,000 respectively.

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 1999 and prior. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts (net of estimated future premium tax recoveries) that it believes will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders.

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Schedule of Selected Financial Data
                          Year Ended December 31, 1999
                                 (in thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

      Investment income earned
      Government bonds                                                    4,578
      Other bonds (unaffiliated)                                        108,210
      Bonds of affiliates                                                    --
      Preferred stocks (unaffiliated)                                         4
      Preferred stocks of affiliates                                         --
      Common stocks (unaffiliated)                                        1,427
      Common stocks of affiliates                                           --
      Mortgage loans on real estate                                      27,133
      Real estate                                                         9,486
      Premium notes, policy loans and liens                               6,609
      Collateral loans                                                       --
      Cash on hand and on deposit                                            96
      Short-term investments                                              4,604
      Other invested assets                                               2,060
      Derivative financial instruments                                  (3,190)
      Aggregate write-in for investment income                              232
                                                                           ----
      Gross investment income                                          $161,249
                                                                       ========

      Real estate owned - book value less encumbrances                $  58,746
                                                                      =========

      Mortgage loans - book value:

      Farm mortgages                                                       $ --
      Residential mortgages                                                  --
      Commercial mortgages                                              325,603
                                                                       --------
      Total mortgage loans                                            $ 325,603
                                                                      =========

      Mortgage loans by standing - book value:

      Good standing                                                   $ 311,656
      Good standing with restructured terms                               8,057
    Interest overdue more than three months,
       not in foreclosure                                                 5,890
      Foreclosure in process                                                 --

      Other long-term assets - statement value                        $  14,962
      Collateral loans                                                       --

    Bonds and stocks of parents, subsidiaries and
         affiliates - book value
      Bonds                                                                  --
      Preferred stocks                                                       --
      Common stocks                                                         266

      Bonds and short-term investments by class and maturity:
      Bonds by maturity - statement value
      Due within one year or less                                       219,908
      Over 1 year through 5 years                                       793,294
      Over 5 years through 10 years                                     479,631
      Over 10 years through 20 years                                     79,800
      Over 20 years                                                      19,162
                                                                        -------
      Total by maturity                                              $1,591,795
                                                                     ==========

      Bonds by class - statement value
      Class 1                                                         1,150,780
      Class 2                                                           333,423
      Class 3                                                            72,830
      Class 4                                                            25,792
      Class 5                                                             7,924
      Class 6                                                             1,046
                                                                         ------
      Total by class                                                 $1,591,795
                                                                     ==========

      Total bonds publicly traded                                    $1,217,533
      Total bonds privately placed                                      374,262

      Preferred stocks - statement value                                     41
      Common stocks - market value                                       82,086
      Short-term investments - book value                                82,470
      Financial options owned - statement value                           1,184
      Financial options written and in force - statement value               --
      Financial futures contracts open - current price                       --
      Cash on deposit                                                     5,049


      Life insurance in force:
      Industrial                                                          $  --
      Ordinary                                                       11,701,626
      Credit life                                                            --
      Group life                                                      2,809,157

      Amount of accidental death insurance in force under
         ordinary policies                                              446,238

      Life insurance policies with disability provisions in force:

      Industrial                                                             --
      Ordinary                                                        5,221,971
      Credit life                                                            --
      Group life                                                             40

      Supplementary contracts in force:
      Ordinary - not involving life contingencies
      Amount on deposit                                                  52,856
      Income payable                                                      7,877

      Ordinary - involving life contingencies
      Income payable                                                      4,144

      Group - not involving life contingencies
      Amount of deposit                                                      --
      Income payable                                                         --

      Group - involving life contingencies
      Income payable                                                         --

      Annuities:
      Ordinary

         Immediate - amount of income payable                             2,095
         Deferred - fully paid - account balance                        532,497
         Deferred - not fully paid - account balance                  1,905,531

      Group

      Immediate - amount of income payable                                   --
      Fully paid account payable                                             --
           Not fully paid - account balance                                  --

        Accident and health insurance - premiums in force:

        Ordinary                                                      $   2,767
        Group                                                            22,518
        Credit                                                               --

        Deposit funds and dividend accumulations:

        Deposit funds - account balance                                   1,149
        Dividend accumulations - account balance                        158,377

        Claim payments 1999:
        Group accident and health - year ended December 31
        1999                                                              3,186
        1998                                                              1,385
        1997                                                                 55
        1996                                                                 30
        1995                                                                 11
        Prior                                                                74

        Other accident and health
        1999                                                                357
        1998                                                                164
        1997                                                                 54
        1996                                                                 54
        1995                                                                 53
        Prior                                                                92

        Other coverages that use developmental methods
         To calculate claims reserves
        1999                                                                 --
        1998                                                                 --
        1997                                                                 --
        1996                                                                 --
        1995                                                                 --
        Prior                                                                --

        See accompanying independent auditors' report.

                                   APPENDIX A

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy can change with investment performance. Separate tables based on unisex mortality rates are available from the address shown on the first page of this prospectus. At your request, the Company will provide an illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

     1.   Age at issue - Some show Age 35. Others show Age 50.

     2.   Planned annual premium - The premium illustrated is $1,200 or $2,500.

     3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows the Company to charge).

     4.   Projected  Dividends - Illustrations  based on current mortality rates
          include  projected   dividends.   Illustrations  based  on  guaranteed
          mortality rates do not.

     5. Choice of death benefit option - Some show option 1 and others show option 2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

- The Insured is a non smoker.

- The Specified Amount of coverage is $100,000.

- Planned premiums are paid on the first day of the Policy year for 30 years.

- No loans are taken.

- No partial surrenders are made.

- All Net Premium is allocated to the Separate Account and invested equally in each Fund.

- No changes are made to the Specified Amount.

- No transfer fees are incurred.

- The Policy has no riders.

- The charge for state Premium Tax is 2%.

- No federal income tax is paid.

Effect of Hypothetical Investment Returns

To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.64%, 4.36% and 10.36%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.

The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.

                                            Mortality & Expense              Fund Fees*            Total
Money Market                                         .90                        .46                 1.36
Treasury 2000                                        .90                        .45                 1.35
Bond                                                 .90                        .56                 1.46
Balanced                                             .90                        .71                 1.61
Growth and Income Stock                              .90                        .61                 1.51
Capital Appreciation Stock                           .90                        .81                 1.71
T. Rowe Price International Stock                    .90                       1.05                 1.95
MFS Global Governments                               .90                       0.91                 1.81
MFS Emerging Growth                                  .90                       0.84                 1.74

Average                                              .90                        .71                 1.61



  * The illustrations on the following pages are computed using the average (1.62) total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses. Certain expenses of the MFS Global Governments Fund were reimbursed by the Fund's investment adviser during 1998. Pursuant to an agreement between the Fund and its investment adviser, the reimbursement will continue past the current fiscal year. Absent the expense reimbursement, the MFS Global Governments Fund expenses (Fund Fees) would have been 1.15%.

How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, a different risk classification, or if unisex mortality rates were used. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if the Company did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be $39 beginning in Policy year 11, plus .61% of average Accumulated Value during Policy years 11-20 and 1.01% beginning in Policy year 21.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 1*

========== ============= ==================================== =================================== ==================================
             Premiums
End of     Accum at 5%               0.00% GROSS                         6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year

                         ------------------------------------ ----------------------------------- ----------------------------------
                            Death     Accum       Net Cash       Death     Accum      Net Cash       Death     Accum       Net Cash
                           Benefit      Value       Value       Benefit     Value       Value       Benefit      Value       Value
========== ============= ============ ========== ============ ============ ========= ============ ============ ========== ==========
    1         1,260         100,000        871         100      100,000        933         162      100,000        994          223
    2         2,583         100,000      1,721         989      100,000      1,899       1,166      100,000      2,084        1,352
    3         3,972         100,000      2,548       1,854      100,000      2,897       2,204      100,000      3,277        2,583
    4         5,431         100,000      3,350       2,695      100,000      3,929       3,274      100,000      4,584        3,928
    5         6,962         100,000      4,127       3,549      100,000      4,995       4,416      100,000      6,015        5,437
    6         8,570         100,000      4,878       4,377      100,000      6,093       5,592      100,000      7,582        7,081
    7         10,259        100,000      5,602       5,216      100,000      7,225       6,840      100,000      9,299        8,913
    8         12,032        100,000      6,298       6,028      100,000      8,393       8,123      100,000     11,181       10,911
    9         13,893        100,000      6,965       6,811      100,000      9,595       9,441      100,000     13,244       13,090
   10         15,848        100,000      7,603       7,603      100,000     10,833      10,833      100,000     15,509       15,509
   15         27,189        100,000     11,762      11,762      100,000     19,358      19,358      100,000     32,895       32,895
   20         41,663        100,000     15,282      15,282      100,000     29,882      29,882      100,000     62,136       62,136
   25         60,136        100,000     18,265      18,265      100,000     43,674      43,674      151,910    113,365      113,365
   30         83,713        100,000     19,909      19,909      100,000     61,207      61,207      244,354    200,290      200,290
========== ============= ============ ========== ============ ============ ========= ============ ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0, 6 and 12%                                                            Death Benefit: Option 1*

========== ============= =================================== ==================================== ==================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year

                         ----------------------------------- ------------------------------------ ----------------------------------
                            Death     Accum      Net Cash       Death       Accum       Net Cash       Death     Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value       Value       Benefit      Value      Value
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========
      1        1,260      100,000          871         100      100,000         933         162     100,000         994         223
      2        2,583      100,000        1,721         989      100,000       1,899       1,166     100,000       2,084       1,352
      3        3,972      100,000        2,548       1,854      100,000       2,897       2,204     100,000       3,277       2,583
      4        5,431      100,000        3,350       2,695      100,000       3,929       3,274     100,000       4,584       3,928
      5        6,962      100,000        4,127       3,549      100,000       4,995       4,416     100,000       6,015       5,437
      6        8,570      100,000        4,878       4,377      100,000       6,093       5,592     100,000       7,582       7,081
      7       10,259      100,000        5,602       5,216      100,000       7,225       6,840     100,000       9,299       8,913
      8       12,032      100,000        6,298       6,028      100,000       8,393       8,123     100,000      11,181      10,911
      9       13,893      100,000        6,965       6,811      100,000       9,595       9,441     100,000      13,244      13,090
     10       15,848      100,000        7,603       7,603      100,000      10,833      10,833     100,000      15,509      15,509
     15       27,189      100,000       10,507      10,507      100,000      17,811      17,811     100,000      30,944      30,944
     20       41,663      100,000       12,317      12,317      100,000      25,705      25,705     100,000      55,978      55,978
     25       60,136      100,000       12,415      12,415      100,000      34,306      34,306     130,154      97,130      97,130
     30       83,713      100,000        9,717       9,717      100,000      43,314      43,314     199,248     163,318     163,318
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*

========== ============= =================================== ==================================== ==================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year
                         ----------------------------------- ------------------------------------ ----------------------------------
                            Death     Accum      Net Cash       Death     Accum       Net Cash       Death     Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value       Value       Benefit      Value      Value
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========
    1          1,260      100,870       870           99      100,931         931          160      100,992        992         221
    2          2,583      101,716     1,716          984      101,893       1,893        1,161      102,078      2,078       1,345
    3          3,972      102,537     2,537        1,844      102,886       2,886        2,192      103,264      3,264       2,570
    4          5,431      103,332     3,332        2,677      103,908       3,908        3,253      104,559      4,559       3,904
    5          6,962      104,101     4,101        3,523      104,961       4,961        4,383      105,974      5,974       5,396
    6          8,570      104,840     4,840        4,339      106,044       6,044        5,542      107,518      7,518       7,017
    7         10,259      105,549     5,549        5,164      107,155       7,155        6,769       109204      9,204       8,818
    8         12,032      106,229     6,229        5,959      108,295       8,295        8,025      111,045     11,045      10,775
    9         13,893      106,876     6,876        6,722      109,464       9,464        9,310      113,055     13,055      12,900
   10         15,848      107,490     7,490        7,490      110,661      10,661       10,661      115,249     15,249      15,249
   15         27,189      111,536    11,536       11,536      118,935      18,935       18,935      132,100     32,100      32,100
   20         41,663      114,825    14,825       14,825      128,853      28,853       28,853      159,757     59,757      59,757
   25         60,136      117,357    17,357       17,357      141,202      41,202       41,202      207,024    107,024     107,024
   30         83,713      118,176    18,176       18,176      155,388      55,388       55,388      285,965    185,965     185,965
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*

========== ============= =================================== ==================================== ==================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year
                         ----------------------------------- ------------------------------------ ----------------------------------
                            Death     Accum      Net Cash       Death     Accum       Net Cash       Death     Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value       Value       Benefit      Value      Value
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========
    1           1,260      100,870       870           99      100,931         931         160      100,992        992         221
    2           2,583      101,716     1,716          984      101,893       1,893       1,161      102,078      2,078       1,345
    3           3,972      102,537     2,537        1,844      102,886       2,886       2,192      103,264      3,264       2,570
    4           5,431      103,332     3,332        2,677      103,908       3,908       3,253      104,559      4,559       3,904
    5           6,962      104,101     4,101        3,523      104,961       4,961       4,383      105,974      5,974       5,396
    6           8,570      104,840     4,840        4,339      106,044       6,044       5,542      107,518      7,518       7,017
    7          10,259      105,549     5,549        5,164      107,155       7,155       6,769      109,204      9,204       8,818
    8          12,032      106,229     6,229        5,959      108,295       8,295       8,025      111,045     11,045      10,775
    9          13,893      106,876     6,876        6,722      109,464       9,464       9,310      113,055     13,055      12,900
   10          15,848      107,490     7,490        7,490      110,661      10,661      10,661      115,249     15,249      15,249
   15          27,189      110,210    10,210       10,210      117,262      17,262      17,262      129,922     29,922      29,922
   20          41,663      111,679    11,679       11,679      124,252      24,252      24,252      152,607     52,607      52,607
   25          60,136      111,190    11,190       11,190      130,797      30,797      30,797      187,356     87,356      87,356
   30          83,713      107,644     7,644        7,644      135,355      35,355      35,355      240,241    140,241     140,241
========== ============= ============ ========= ============ ============ =========== =========== ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 1*

========== ============= =================================== ===================================== =================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year
                         ------------ --------- ------------ ------------------------------------- ---------------------------------
                            Death     Accum      Net Cash       Death     Accum        Net Cash    Death       Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value        Value      Benefit      Value      Value
========== ============= ============ ========= ============ ============ =========== ============ =========== ========== ==========
    1             2,625      100,000     1,797          206      100,000       1,924         333      100,000      2,052         461
    2             5,381      100,000     3,540        2,028      100,000       3,908       2,396      100,000      4,292       2,781
    3             8,275      100,000     5,226        3,794      100,000       5,951       4,520      100,000      6,739       5,308
    4            11,314      100,000     6,857        5,504      100,000       8,058       6,705      100,000      9,417       8,064
    5            14,505      100,000     8,434        7,241      100,000      10,233       9,040      100,000     12,352      11,159
    6            17,855      100,000     9,960        8,926      100,000      12,482      11,448      100,000     15,578      14,544
    7            21,373      100,000    11,414       10,619      100,000      14,789      13,993      100,000     19,108      18,312
    8            25,066      100,000    12,799       12,242      100,000      17,159      16,602      100,000     22,979      22,422
    9            28,945      100,000    14,108       13,790      100,000      19,592      19,273      100,000     27,231      26,912
   10            33,017      100,000    15,343       15,343      100,000      22,092      22,092      100,000     31,909      31,909
   15            56,644      100,000    22,964       22,964      100,000      38,895      38,895      100,000     67,640      67,640
   20            86,798      100,000    28,461       28,461      100,000      59,654      59,654      149,466    128,850     128,850
   25           125,284      100,000    31,362       31,362      100,000      88,378      88,378      251,497    235,044     235,044
   30           174,402      100,000    28,949       28,949      134,211     127,820     127,820      436,862    416,059     416,059
========== ============= ============ ========= ============ ============ =========== =========== ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 1*

========== ============= =================================== ==================================== ==================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year
                         ----------------------------------- ------------------------------------ ----------------------------------
                            Death     Accum      Net Cash       Death     Accum       Net Cash       Death     Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value       Value       Benefit      Value      Value
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========
    1             2,625      100,000     1,797          206      100,000      1,924          333      100,000      2,052         461
    2             5,381      100,000     3,529        2,018      100,000      3,897        2,386      100,000      4,281       2,770
    3             8,275      100,000     5,192        3,761      100,000      5,916        4,484      100,000      6,702       5,271
    4            11,314      100,000     6,782        5,429      100,000      7,978        6,626      100,000      9,332       7,980
    5            14,505      100,000     8,294        7,100      100,000     10,082        8,889      100,000     12,191      10,997
    6            17,855      100,000     9,723        8,689      100,000     12,225       11,191      100,000     15,300      14,266
    7            21,373      100,000    11,068       10,273      100,000     14,407       13,612      100,000     18,688      17,893
    8            25,066      100,000    12,326       11,769      100,000     16,629       16,072      100,000     22,389      21,832
    9            28,945      100,000    13,491       13,173      100,000     18,890       18,572      100,000     26,436      26,118
   10            33,017      100,000    14,557       14,557      100,000     21,186       21,186      100,000     30,870      30,870
   15            56,644      100,000    18,257       18,257      100,000     33,320       33,320      100,000     61,102      61,102
   20            86,798      100,000    17,564       17,564      100,000     45,922       45,922      130,533    112,528     112,528
   25           125,284      100,000     8,911        8,911      100,000     58,869       58,869      209,732    196,011     196,011
   30           174,402         ****      ****         ****      100,000     72,807       72,807      347,854    331,289     331,289
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*

========== ============= =================================== ==================================== ==================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year
                         ----------------------------------- ------------------------------------ ----------------------------------
                            Death     Accum      Net Cash       Death     Accum       Net Cash       Death     Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value       Value       Benefit      Value      Value
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========
    1             2,625      101,786     1,786          195      101,913      1,913          322      102,040      2,040         449
    2             5,381      103,508     3,508        1,996      103,872      3,872        2,361      104,253      4,253       2,742
    3             8,275      105,162     5,162        3,730      105,877      5,877        4,445      106,655      6,655       5,223
    4            11,314      106,748     6,748        5,396      107,927      7,927        6,575      109,261      9,261       7,909
    5            14,505      108,268     8,268        7,074      110,025     10,025        8,832      112,095     12,095      10,902
    6            17,855      109,722     9,722        8,688      112,173     12,173       11,139      115,180     15,180      14,146
    7            21,373      111,088    11,088       10,293      114,348     14,348       13,553       118516     18,516      17,721
    8            25,066      112,366    12,366       11,809      116,550     16,550       15,993      122,128     22,128      21,572
    9            28,945      113,548    13,548       13,230      118,771     18,771       18,453      126,037     26,037      25,718
   10            33,017      114,633    14,633       14,633      121,009     21,009       21,009      130,267     30,267      30,267
   15            56,644      121,403    21,403       21,403      135,965     35,965       35,965      162,119     62,119      62,119
   20            86,798      125,048    25,048       25,048      151,834     51,834       51,834      212,086    112,086     112,086
   25           125,284      124,279    24,279       24,279      167,955     67,955       67,955      293,537    193,537     193,537
   30           174,402      115,822    15,822       15,822      179,987     79,987       79,987      422,934    322,934     322,934
========== ============= ============ ========= ============ ============ ========== ============ ============ ========== ==========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*

========== ============= =================================== ==================================== ==================================
             Premiums
End of     Accum at 5%              0.00% GROSS                          6.00% GROSS                         12.00% GROSS
  Year       Interest               (-1.61% NET)                         (4.39% NET)                         (10.39% NET)
             Per Year
                         ----------------------------------- ------------------------------------ ----------------------------------
                            Death     Accum      Net Cash       Death      Accum      Net Cash       Death      Accum      Net Cash
                           Benefit     Value       Value       Benefit      Value       Value       Benefit       Value      Value
========== ============= ============ ========= ============ ============= ========= ============ ============= ========== =========
    1             2,625      101,786     1,786          195       101,913     1,913          322      102,040      2,040         449
    2             5,381      103,497     3,497        1,985       103,861     3,861        2,350      104,242      4,242       2,730
    3             8,275      105,126     5,126        3,695       105,840     5,840        4,408      106,615      6,615       5,183
    4            11,314      106,668     6,668        5,316       107,842     7,842        6,490      109,170      9,170       7,818
    5            14,505      108,117     8,117        6,924       109,862     9,862        8,668      111,918     11,918      10,725
    6            17,855      109,466     9,466        8,432       111,891    11,891       10,857      114,870     14,870      13,835
    7            21,373      110,710    10,710        9,915       113,923    13,923       13,128      118,039     18,039      17,244
    8            25,066      118,846    11,846       11,289       115,954    15,954       15,397      121,445     21,445      20,888
    9            28,945      112,866    12,866       12,547       117,972    17,972       17,654      125,099     25,099      24,781
   10            33,017      113,759    13,759       13,759       119,966    19,966       19,966      129,016     29,016      29,016
   15            56,644      116,082    16,082       16,082       129,188    29,188       29,188      153,260     53,260      53,260
   20            86,798      112,968    12,968       12,968       134,567    34,567       34,567      186,037     86,037      86,037
   25           125,284      101,355     1,355        1,355       131,198    31,198       31,198      228,257    128,257     125,257
   30           174,402         ****      ****         ****       110,491    10,491       10,491      278,406    178,406     178,406
========== ============= ============ ========= ============ ============= ========= ============ ============= ========== =========

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

[FN]
*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

---------- -------------------------------------------------- -----------------------------------------------
  Issue                          MALE                                             FEMALE
   Age     -------------------------------------------------- -----------------------------------------------
                       COMPOSITE DAC + DSC = TDC                        COMPOSITE DAC + DSC = TDC
---------- -------------------------------------------------- -----------------------------------------------
    0            .75              .20              .95              .75              .12            .87
    1            .80              .27             1.07              .80              .19            .99
    2            .85              .34             1.19              .85              .26           1.11
    3            .90              .40             1.30              .90              .32           1.22
    4            .95              .47             1.42              .95              .39           1.34
    5           1.00              .54             1.54             1.00              .46           1.46
    6           1.06              .64             1.70             1.06              .53           1.59
    7           1.12              .76             1.88             1.12              .60           1.72
    8           1.18              .88             2.06             1.18              .67           1.85
    9           1.25              .99             2.24             1.25              .73           1.98
   10           1.31             1.08             2.39             1.31              .80           2.11
   11           1.37             1.14             2.51             1.37              .86           2.23
   12           1.43             1.19             2.62             1.43              .92           2.35
   13           1.49             1.22             2.71             1.49              .97           2.46
   14           1.55             1.25             2.80             1.55             1.02           2.57
   15           1.60             1.28             2.88             1.60             1.07           2.67
   16           1.64             1.30             2.94             1.64             1.10           2.74
   17           1.67             1.32             2.99             1.67             1.13           2.80
   18           1.69             1.34             3.03             1.69             1.16           2.85
   19           1.73             1.37             3.10             1.73             1.19           2.92
---------- ---------------- --------------- ----------------- -----------------------------------------------

  Issue                          MALE                                             FEMALE
   Age    -------------------------- ----------------------- ------------------------------------------------
                STANDARD                  NONSMOKER               STANDARD                NONSMOKER
                DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC
---------- -------------------------- ----------------------- ----------------------- -----------------------
   20         1.80     1.44    3.24      1.80    1.41    3.21    1.80   1.25     3.05    1.80    1.23    3.03
   21         1.89     1.60    3.49      1.89    1.48    3.37    1.89   1.39     3.28    1.89    1.29    3.18
   22         1.99     1.75    3.74      1.99    1.57    3.56    1.99   1.52     3.51    1.99    1.38    3.37
   23         2.12     1.88    4.00      2.12    1.66    3.78    2.12   1.63     3.75    2.12    1.45    3.57
   24         2.26     1.99    4.25      2.26    1.77    4.03    2.26   1.72     3.98    2.26    1.53    3.79
   25         2.42     2.08    4.50      2.42    1.87    4.29    2.42   1.79     4.21    2.42    1.60    4.02
   26         2.61     2.18    4.79      2.61    1.96    4.57    2.61   1.90     4.51    2.61    1.65    4.26
   27         2.83     2.28    5.11      2.83    2.05    4.88    2.83   2.02     4.85    2.83    1.68    4.51
   28         3.07     2.38    5.45      3.07    2.14    5.21    3.07   2.15     5.22    3.07    1.70    4.77
   29         3.31     2.51    5.82      3.31    2.24    5.55    3.31   2.28     5.59    3.31    1.74    5.05
   30         3.55     2.63    6.18      3.55    2.34    5.89    3.55   2.40     5.95    3.55    1.78    5.33
   31         3.78     2.76    6.54      3.78    2.45    6.23    3.78   2.53     6.31    3.78    1.85    5.63
   32         4.02     2.89    6.91      4.02    2.57    6.59    4.02   2.66     6.68    4.02    1.91    5.93
   33         4.25     3.05    7.30      4.25    2.70    6.95    4.25   2.79     7.04    4.25    2.00    6.25
   34         4.49     3.21    7.70      4.49    2.83    7.32    4.49   2.93     7.42    4.49    2.08    6.57
   35         4.74     3.39    8.13      4.74    2.97    7.71    4.74   3.05     7.79    4.74    2.16    6.90
   36         4.99     3.59    8.58      4.99    3.12    8.11    4.99   3.18     8.17    4.99    2.23    7.22
   37         5.25     3.80    9.05      5.25    3.28    8.53    5.25   3.30     8.55    5.25    2.30    7.55
   38         5.51     4.03    9.54      5.51    3.44    8.95    5.51   3.43     8.94    5.51    2.37    7.88
   39         5.78     4.29   10.07      5.78    3.62    9.40    5.78   3.54     9.32    5.78    2.44    8.22
---------- -------- ------- --------- ------- ------- ------- ------ -------- ------- ------- ------- -------

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

------------ ------------------------------------------------ -----------------------------------------------
   ISSUE                          MALE                                            FEMALE
    AGE      ------------------------------------------------ -----------------------------------------------
          STANDARD                NONSMOKER                STANDARD                NONSMOKER
                DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC
------------ ----------------------- ------------------------ ----------------------- -----------------------
    40        6.06    4.56   10.62    6.06    3.81    9.87     6.06    3.64    9.70    6.06    2.52    8.58
    41        6.35    4.86   11.21    6.35    4.01    10.36    6.35    3.71   10.06    6.35    2.61    8.96
    42        6.64    5.18   11.82    6.64    4.22    10.86    6.64    3.77   10.41    6.64    2.71    9.35
    43        6.95    5.51   12.46    6.95    4.44    11.39    6.95    3.81   10.76    6.95    2.81    9.76
    44        7.27    5.87   13.14    7.27    4.67    11.94    7.27    3.85   11.12    7.27    2.91   10.18
    45        7.60    6.26   13.86    7.60    4.93    12.53    7.60    3.92   11.52    7.60    3.04   10.64
    46        7.94    6.67   14.61    7.94    5.20    13.14    7.94    3.98   11.92    7.94    3.16   11.10
    47        8.27    7.12   15.39    8.27    5.49    13.76    8.27    4.03   12.30    8.27    3.29   11.56
    48        8.63    7.58   16.21    8.63    5.78    14.41    8.63    4.10   12.73    8.63    3.43   12.06
    49        9.02    8.06   17.08    9.02    6.10    15.12    9.02    4.23   13.25    9.02    3.60   12.62
    50        9.46    8.54   18.00    9.46    6.45    15.91    9.46    4.45   13.91    9.46    3.82   13.28
    51        9.97    9.03   19.00    9.97    6.82    16.79    9.97    4.80   14.77    9.97    4.10   14.07
    52       10.54    9.53   20.07   10.54    7.20    17.74   10.54    5.25   15.79   10.54    4.44   14.98
    53       11.13   10.05   21.18   11.13    7.61    18.74   11.13    5.76   16.89   11.13    4.81   15.94
    54       11.73   10.58   22.31   11.73    8.05    19.78   11.73    6.27   18.00   11.73    5.19   16.92
    55       12.31   11.12   23.43   12.31    8.52    20.83   12.31    6.73   19.04   12.31    5.55   17.86
    56       12.85   11.63   24.48   12.85    9.00    21.85   12.85    7.11   19.96   12.85    5.85   18.70
    57       13.39   12.08   25.47   13.39    9.45    22.84   13.39    7.41   20.80   13.39    6.10   19.49
    58       13.92   12.58   26.50   13.92    9.96    23.88   13.92    7.73   21.65   13.92    6.38   20.30
    59       14.46   13.22   27.68   14.46   10.58    25.04   14.46    8.13   22.59   14.46    6.74   21.20
    60       15.00   14.11   29.11   15.00   11.39    26.39   15.00    8.71   23.71   15.00    7.30   22.30
    61       15.00   14.87   29.87   15.00   12.01    27.01   15.00    9.53   24.53   15.00    8.08   23.08
    62       15.00   15.48   30.48   15.00   12.42    27.42   15.00   10.32   25.32   15.00    8.84   23.84
    63       15.00   16.00   31.00   15.00   12.73    27.73   15.00   11.06   26.06   15.00    9.55   24.55
    64       15.00   16.50   31.50   15.00   13.04    28.04   15.00   11.71   26.71   15.00   10.20   25.20
    65       15.00   17.05   32.05   15.00   13.45    28.45   15.00   12.25   27.25   15.00   10.75   25.75
    66       15.00   17.58   32.58   15.00   13.96    28.96   15.00   12.60   27.60   15.00   11.18   26.18
    67       15.00   18.05   33.05   15.00   14.50    29.50   15.00   12.78   27.78   15.00   11.49   26.49
    68       15.00   18.55   33.55   15.00   15.07    30.07   15.00   12.91   27.91   15.00   11.74   26.74
    69       15.00   19.19   34.19   15.00   15.70    30.70   15.00   13.07   28.07   15.00   12.00   27.00
    70       15.00   20.07   35.07   15.00   16.39    31.39   15.00   13.39   28.39   15.00   12.31   27.31
    71       15.00   21.52   36.52   15.00   17.25    32.25   15.00   14.01   29.01   15.00   12.72   27.72
    72       15.00   22.97   37.97   15.00   18.12    33.12   15.00   14.64   29.64   15.00   13.12   28.12
    73       15.00   24.41   39.41   15.00   18.98    33.98   15.00   15.26   30.26   15.00   13.53   28.53
    74       15.00   25.86   40.86   15.00   19.85    34.85   15.00   15.89   30.89   15.00   13.93   28.93
    75       15.00   27.31   42.31   15.00   20.71    35.71   15.00   16.51   31.51   15.00   14.34   29.34
------------ ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------- -------

COLUMN HEADINGS:      DAC = First Year Contingent Deferred Administrative Charge
                      DSC = First Year Contingent Deferred Sales Charge
                      TDC = Total First Year Deferred Charge

                                   APPENDIX C
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

                                     UNISEX
---------- ------------------------------------------------- ------- ------------------------ ------------------------
  Issue                       COMPOSITE                      Issue           SMOKER                  NONSMOKER
   Age                     DAC + DSC = TDC                    Age        DAC + DSC = TDC          DAC + DSC = TDC
---------- ------------------------------------------------- ------- ------------------------ ------------------------
    0            .75             .18              .93          40      6.06    4.38   10.44     6.06    3.55    9.61
    1            .80             .25             1.05          41      6.35    4.63   10.98     6.35    3.73   10.08
    2            .85             .32             1.17          42      6.64    4.90   11.54     6.64    3.92   10.56
    3            .90             .38             1.28          43      6.95    5.17   12.12     6.95    4.11   11.06
    4            .95             .45             1.40          44      7.27    5.47   12.74     7.27    4.32   11.59
    5           1.00             .52             1.52          45      7.60    5.79   13.39     7.60    4.55   12.15
    6           1.06             .62             1.68          46      7.94    6.13   14.07     7.94    4.79   12.73
    7           1.12             .73             1.85          47      8.27    6.50   14.77     8.27    5.05   13.32
    8           1.18             .84             2.02          48      8.63    6.88   15.51     8.63    5.31   13.94
    9           1.25             .94             2.19          49      9.02    7.29   16.31     9.02    5.60   14.62
   10           1.31             1.02            2.33          50      9.46    7.72   17.18     9.46    5.92   15.38
   11           1.37             1.08            2.45          51      9.97    8.18   18.15     9.97    6.28   16.25
   12           1.43             1.14            2.57          52     10.54    8.67   19.21    10.54    6.65   17.19
   13           1.49             1.17            2.66          53     11.13    9.19   20.32    11.13    7.05   18.18
   14           1.55             1.20            2.75          54     11.73    9.72   21.45    11.73    7.48   19.21
   15           1.60             1.24            2.84          55     12.31   10.24   22.55    12.31    7.93   20.24
   16           1.64             1.26            2.90          56     12.85   10.73   23.58    12.85    8.37   21.22
   17           1.67             1.28            2.95          57     13.39   11.15   24.54    13.39    8.78   22.17
   18           1.69             1.30            2.99          58     13.92   11.61   25.53    13.92    9.24   23.16
   19           1.73             1.33            3.06          59     14.46   12.20   26.66    14.46    9.81   24.27

---------- ------------------------ ------------------------
  Issue            SMOKER                  NONSMOKER           60    15.00    13.03   28.03   15.00    10.57   25.57
   Age         DAC + DSC = TDC          DAC + DSC = TDC        61    15.00    13.80   28.80   15.00    11.22   26.22
---------- ------------------------ ------------------------

   20       1.80    1.40     3.20    1.80    1.37     3.17     62    15.00    14.45   29.45   15.00    11.70   26.70
   21       1.89    1.56     3.45    1.89    1.44     3.33     63    15.00    15.01   30.01   15.00    12.09   27.09
   22       1.99    1.70     3.96    1.99    1.53     3.52     64    15.00    15.54   30.54   15.00    12.47   27.47
   23       2.12    1.83     3.95    2.12    1.62     3.74     65    15.00    16.09   31.09   15.00    12.91   27.91
   24       2.26    1.94     4.20    2.26    1.72     3.98     66    15.00    16.58   31.58   15.00    13.40   28.40
   25       2.42    2.02     4.44    2.42    1.82     4.24     67    15.00    17.00   32.00   15.00    13.90   28.90
   26       2.61    2.12     4.73    2.61    1.90     4.51     68    15.00    17.42   32.42   15.00    14.40   29.40
   27       2.83    2.23     5.06    2.83    1.98     4.81     69    15.00    17.97   32.97   15.00    14.96   29.96
   28       3.07    2.33     5.40    3.07    2.05     5.12     70    15.00    18.73   33.73   15.00    15.57   30.57
   29       3.31    2.46     5.77    3.31    2.14     5.45     71    15.00    20.02   35.02   15.00    16.34   31.34
   30       3.55    2.58     6.13    3.55    2.23     5.78     72    15.00    21.30   36.30   15.00    17.12   32.12
   31       3.78    2.71     6.49    3.78    2.33     6.11     73    15.00    22.58   37.58   15.00    17.89   32.89
   32       4.02    2.84     6.86    4.02    2.44     6.46     74    15.00    23.87   38.87   15.00    18.67   33.67
   33       4.25    3.00     7.25    4.25    2.56     6.81     75    15.00    25.15   40.15   15.00    19.44   34.44
   34       4.49    3.15     7.64    4.49    2.68     7.17
   35       4.74    3.32     8.06    4.74    2.81     7.55
   36       4.99    3.51     8.50    4.99    2.94     7.93
   37       5.25    3.70     8.95    5.25    3.08     8.33
   38       5.51    3.91     9.42    5.51    3.23     8.74
   39       5.78    4.14     9.92    5.78    3.38     9.16
---------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- -------

COLUMN HEADINGS:      DAC = First Year Contingent Deferred Administrative Charge
                      DSC = First Year Contingent Deferred Sales Charge
                      TDC = Total First Year Deferred Charge

                                   APPENDIX D
                               DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

              Attained Age   |        Death Benefit Ratio
              -------------------------------------------
                    0-40     |                 2.50
                    41       |                 2.43
                    42       |                 2.36
                    43       |                 2.29
                    44       |                 2.22
                    45       |                 2.15
            ---------------------------------------
                    46       |                 2.09
                    47       |                 2.03
                    48       |                 1.97
                    49       |                 1.91
                    50       |                 1.85
            ---------------------------------------
                    51       |                 1.78
                    52       |                 1.71
                    53       |                 1.64
                    54       |                 1.57
                    55       |                 1.50
            ---------------------------------------
                    56       |                 1.46
                    57       |                 1.42
                    58       |                 1.38
                    59       |                 1.34
                    60       |                 1.30
            ---------------------------------------
                    61       |                 1.28
                    62       |                 1.26
                    63       |                 1.24
                    64       |                 1.22
                    65       |                 1.20
            ---------------------------------------
                    66       |                 1.19
                    67       |                 1.18
                    68       |                 1.17
                    69       |                 1.16
                    70       |                 1.15
            ---------------------------------------
                    71       |                 1.13
                    72       |                 1.11
                    73       |                 1.09
                    74       |                 1.07
                    75-90    |                 1.05
            ---------------------------------------
                    91       |                 1.04
                    92       |                 1.03
                    93       |                 1.02
                    94       |                 1.01
                    95       |                 1.00
            ---------------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.

2. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 36 pages.

         Undertakings.

         Representations.

         The signatures.

         Written consent or opinion of the following persons:

                           PricewaterhouseCoopers LLP Consent
                           KPMG LLP Consent
                           Scott Allen - Associate Actuary

         The following exhibits:

1.   Exhibits  required by  paragraph  A of  instructions  for  Exhibits in Form
     N-8B-2:

     1. Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     2.   Not Applicable

     3. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     4. a. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated September 30, 1983. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

             Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          b. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated May 31, 1988. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

             Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     5. a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               iii. Guaranteed   Insurability  Rider,  Form  3652.  Incorporated
                    herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               vii. Child Rider, Form 6005.  Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               viii.Juvenile Rider, Form 6012.  Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

          b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

               c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     6. a. Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

          b. Bylaws.   Incorporated  herein  by  reference  to  post-effective
             amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

     7.   Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     9. a. Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999.

          c. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          d. Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999.

     10.  Application.   Incorporated  herein  by  reference  to  post-effective
          amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2. Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

3.   Not applicable

4.   Not applicable

5.   Not applicable

6.   Not applicable

Power of Attorney. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24th of April, 2000.

                                  CUNA Mutual Life Variable Account (Registrant)

                                  By:  /s/ Michael B. Kitchen
                                       Michael B. Kitchen
                                       President

Pursuant to the requirements of the Securities Act of 1933, the depositor, CUNA Mutual Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24th of April, 2000.

                                  CUNA Mutual Life Insurance Company (Depositor)

                                  By:  /s/ Michael B. Kitchen
                                       Michael B. Kitchen
                                       President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE             DATE                           SIGNATURES AND TITLE             DATE

/s/James C. Barbre             *                                /s/Omer K. Reed                *
-------------------------------  --------------                 -------------------------------  --------------
James C. Barbre, Director                                       Omer K. Reed, Director

/s/Robert W. Bream             *                                /s/Richard C. Robertson        *
-------------------------------  --------------                 -------------------------------  --------------
Robert W. Bream, Director                                       Richard C. Robertson, Director

/s//s/Wilfred F. Broxterman    *                                /s/Rosemarie M. Shultz         *
-------------------------------  --------------                 -------------------------------  --------------
Wilfred F. Broxterman, Director                                 Rosemarie M. Shultz, Director

/s/James L. Bryan              *                                /s/Neil A. Springer            *
-------------------------------  --------------                 -------------------------------  --------------
James L. Bryan, Director                                        Neil A. Springer, Director

/s/Loretta M. Burd             *                                /s/Farouk D. G. Wang           *
-------------------------------  --------------                 -------------------------------  --------------
Loretta M. Burd, Director                                       Farouk D. G. Wang, Director

/s/Ralph B. Canterbury         *                                /s/Larry T. Wilson             *
-------------------------------  --------------                 -------------------------------  --------------
Ralph B. Canterbury, Director                                   Larry T. Wilson, Director

/s/Joseph N. Cugini            *                                /s/Kevin S. Thompson                04/24/00
-------------------------------  --------------                 -------------------------------- --------------
Joseph N. Cugini, Director                                      Kevin S. Thompson, Attorney-In-Fact

/s/Rudolf J. Hanley            *
-------------------------------  --------------
Rudolf J. Hanley, Director

/s/Jerald R. Hinrichs          *
-------------------------------  --------------
Jerald R. Hinrichs, Director

/s/Michael B. Kitchen               04/24/00
-------------------------------  --------------
Michael B. Kitchen, Director

/s/Robert T. Lynch             *
-------------------------------
Robert T. Lynch, Director

/s/Brian L. McDonnell          *
-------------------------------
Brian L. McDonnell, Director

/s/C. Alan Peppers             *
-------------------------------
C. Alan Peppers, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                                      DATE

/s/Michael G. Joneson                                                  04/24/00
Michael G. Joneson
Vice President - Accounting & Financial Systems

/s/Jeffrey D. Holley                                                   04/06/00
Jeffrey D. Holley
Chief Financial Officer

/s/Michael B. Kitchen                                                  04/24/00
Michael B. Kitchen
President and Chief Executive Officer

                                INDEX TO EXHIBITS

Consent of PricewaterhouseCoopers LLP

Consent of KPMG LLP

Consent of Scott Allen - Associate Actuary

Item 9.           b.       Amendment to Participation Agreement

                  d.       Third Amendment to Participation Agreement

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 11, 2000, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Account and March 31, 2000, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountant" in such Registration Statement.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 18, 2000

The Board of Directors of CUNA Mutual Life Insurance Company
         And Contract Owners of CUNA Mutual Life Variable Account


We consent to the use of our reports included herein and to the reference to our Firm under the heading "Independent Accountants" in the Prospectus of the CUNA Mutual Life Variable Account.

Our report dated March 19, 1999, contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practice differ from generally accepted accounting principles.

                                    KPMG LLP


Des Moines, Iowa
April 19, 2000

April  19, 2000

CUNA Mutual Life Insurance Company
2000 Heritage Way

Waverly, IA  50677

Ladies and Gentlemen:

As Associate Actuary for CUNA Mutual Life Insurance Company, I have reviewed the illustrations for a MEMBERS(R) Variable Universal Life Insurance Policy described in Post-Effective Amendment No. 20 on Form S-6 to Registration Statement No. 33-19718.

In my opinion, the illustrations of cash values and death benefits included in Appendix A of the prospectus, based on the assumption stated in the illustrations, are consistent with the provisions of the form of the policy. Further, the rate structure of the policy has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear more favorable to a prospective purchaser of a policy at ages 35 or 50 than to prospective purchasers of the policy at other ages.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Sincerely,

/s/ Scott Allen
Scott Allen, F.S.A., M.A.A.A.
Variable Products Leader -
Associate Actuary
CUNA Mutual Life Insurance Company

                      AMENDMENT TO PARTICIPATION AGREEMENT
                                      AMONG
                    T.ROWE PRICE INTERNATIONAL SERIES, INC.,
                     T.ROWE PRICE INVESTMENT SERVICES, INC.,
                                       AND
                       CUNA MUTUAL LIFE INSURANCE COMPANY

WHERAS, CUNA Mutual Life Insurance Company (formerly known as Century Life of America), T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. entered into a Participation Agreement on April 22, 1994 ("Participation Agreement"); and

WHEREAS, the parties desire to amend the Participation Agreement by mutual written agreement;

NOW THEREFORE, the parties do hereby agree:

1. "Century Life of America" is hereby replaced with "CUNA Mutual Life Insurance Company."

2. Schedule A and any amendments thereto are hereby replaced with the attached Schedule A dated September 22, 1999.

All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and affect except as amended herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative.

COMPANY:                           CUNA MUTUAL LIFE INSURANCE COMPANY

                                   By its authorized officer

                                   By:  /s/ Michael B. Kitchen
                                   Name: Michael B. Kitchen
                                   Title:  President and Chief Executive Officer
                                   Date:  September 22, 1999

FUND:                              T.ROWE PRICE INTERNATIONAL SERIES, INC.

                                   By its authorized officer

                                   By:  /s/ Henry H. Hopkins
                                   Name: Henry H. Hopkins
                                   Title:  Vice President
                                   Date:  September 22, 1999

FUND:                              T.ROWE PRICE INVESTMENT SERVICES, INC.

                                   By its authorized officer

                                   By:  /s/ Darrell N. Braman
                                   Name: Darrell N. Braman
                                   Title:  Vice President
                                   Date:  September 22, 1999

                                   SCHEDULE A

Name of Separate Account and                 Contracts Funded by
Date Established by Board of Directors       Separate Account               Designated Portfolios
--------------------------------------       ----------------               ---------------------
CUNA Mutual Life Variable Annuity            Variable Annuity               T.Rowe Price International Series, Inc.
Account (formerly known as Century           33-73738                       ---------------------------------------
Variable Annuity Account)                                                   - T. Rowe Price International Stock
Established December 14, 1993                                                 Portfolio

CUNA Mutual Life Variable Account            Variable Universal Life        T.Rowe International Series, Inc.
(formerly known as Century Variable          33-19718                       ---------------------------------
Account)                                                                    - T. Rowe Price International Stock
Established August 16, 1983                  Variable Universal Life II       Portfolio
                                             333-81499

CUNA Mutual Life Group Variable Annuity      Group Variable Annuity         T.Rowe International Series, Inc.
Account (formerly known as Century Group     Offered Exclusively to         ---------------------------------
Variable Annuity Account)                    Qualified Plans Not            - T. Rowe Price International Stock
Established August 16, 1983                  Registered in Reliance on        Portfolio
                                             Qualified Plan Exemption
                                             to Registration
                                             Requirements

                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 29th day of April 1994, by and among MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company (formerly Century Life of America) and
Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect of September 23, 1999.

                                  CUNA MUTUAL LIFE INSURANCE COMPANY
                                  By its authorized officer,

                                  By: /s/ Michael B. Kitchen
                                  Title: President

                                  MFS VARIABLE INSURANCE TRUST,
                                  on behalf of its Portfolios
                                  By its authorized officer,

                                  By: /s/ Jeffrey L. Shames
                                           Jeffrey L. Shames
                                           Chairman

                                  MASSACHUSETTS FINANCIAL SERIVCES
                                  COMPANY
                                  By its authorized officer,

                                  By: /s/ Jeffrey L. Shames
                                           Jeffrey L. Shames
                                           Chairman and Chief Executive Officer

                                                        As of September 23, 1999

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

---------------------------------------------- -------------------------------------------- ----------------------------------------

              Name of Separate

              Account and Date                               Policies Funded                                Portfolios
           Established by Board of                         By Separate Account                        Applicable to Policies
                  Directors
             (Date Established)

---------------------------------------------- -------------------------------------------- ----------------------------------------
CUNA Mutual Life Variable Annuity Account                   Variable Annuity                         Global Governments Series
F/k/a Century Variable Annuity Account                      33-73738                                 Emerging Growth Series

December 14, 1993

CUNA Mutual Life Variable Account
F/k/a Century Variable Account                              Variable Universal Life                   Global Governments Series
                                                            33-19718
August 16, 1983                                                                                       Emerging Growth Series
                                                            Variable Universal Life II
                                                            333-81499

CUNA Mutual Life Group Variable Annuity Account             Group Variable Annuity Offered            Global Governments Series
F/k/a Century Group Variable Annuity Account                Exclusively to Qualified Plans Not
                                                            Registered in Reliance on Qualified       Emerging Growth Series
August 16, 1983                                             Plan Exemption to Registration
                                                            Requirements
---------------------------------------------- -------------------------------------------- ----------------------------------------